                                                                   EXHIBIT 10.2





                       ENDEVCO, INC. EMPLOYEE SAVINGS PLAN







                                IMPORTANT NOTE


Neither Connecticut General Life Insurance Company nor any of its employees can provide you with legal advice in connection with the execution of this document. Prior to execution of this document, you should consult your attorney on whether this document is appropriate for you.


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                            Table Of Contents

ARTICLE I        Definitions.................................. 1

ARTICLE II       Service......................................18

ARTICLE III      Eligibility, Enrollment and Participation....22

ARTICLE IV       Contributions................................23

ARTICLE V        Limitations on Allocations...................40

ARTICLE VI       Distribution of Benefits.....................48

ARTICLE VI-A     Direct Rollovers.............................52

ARTICLE VII      Retirement Benefits..........................54

ARTICLE VIII     Joint and Survivor Requirements..............55

ARTICLE IX       Termination of Employment....................57

ARTICLE X        Withdrawals..................................59

ARTICLE X-A      Loans........................................62

ARTICLE XI       Fiduciary Duties and Responsibilities........64

ARTICLE XII      The Administrator............................65

ARTICLE XIII     Participants' Rights.........................68

ARTICLE XIV      Amendment or Termination of the Plan.........72

ARTICLE XV       Miscellaneous................................74

ARTICLE XVI      Top Heavy Provisions.........................76

ARTICLE XVII     Trust Agreement..............................62






















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                               ENDEVCO, INC.
                           EMPLOYEE SAVINGS PLAN



     THIS EMPLOYEE SAVINGS PLAN, made and executed at Dallas, Texas, by Endevco, Inc., a Delaware corporation (the "Company"),

                               WITNESSETH THAT:


     WHEREAS, effective as of January 1, 1983, the Company established a qualified profit sharing plan known as the Endevco, Inc. Employee Savings Plan; and

     WHEREAS, effective as of January 1, 1987, the Company amended and restated said profit sharing plan to add a cash or deferred arrangement qualifying under the provisions of Section 401(k) of the Internal Revenue Code; and

     WHEREAS, effective as of January 1, 1989, the Company amended and restated said profit sharing plan to incorporate recent plan amendments and to make certain other changes; and

     WHEREAS, the Company now desires to continue said profit sharing plan with its cash or deferred arrangement by restating its plan document in its entirety to shorten its vesting schedule, to provide for plan loans, to discontinue the investment of participants, future pre-tax and after-tax contributions in Endevco, Inc. common stock, to otherwise modify the investment alternatives and procedures for such contributions and to make certain other changes;

     NOW, THEREFORE, pursuant to the authority reserved to the Company under
Section 8.1 thereof, the Endevco, Inc. Employee Savings Plan is hereby amended and restated in its entirety, effective as of July 1, 1991, to read as follows:






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                                   ARTICLE I
                                  DEFINITIONS


1.1 ACCRUED BENEFIT. The term Accrued Benefit means the value on any applicable date of the Participant's Account.

1.2 ACTIVE PARTICIPANT. The term Active Participant means any Participant who (a) performs duties as an Employee for the Employer, and (b) is not an inactive Participant.

1.3 ACTUAL CONTRIBUTION PERCENTAGE. The term Actual Contribution Percentage means the average of the Actual Contribution Ratios of a specified group computed to the nearest one-hundredth of one percent.

1.4     ACTUAL CONTRIBUTION PERCENTAGE TEST.

        (A) For each Plan Year, the Plan shall satisfy the contribution percentage requirement described in section 401(m)(2) of the Code and the regulations thereunder, which are incorporated herein by reference.

              The Plan satisfies the Actual Contribution Percentage Test if:

              (1) The Actual Contribution Percentage for the group of eligible Highly Compensated Employees is not more than the Actual Contribution Percentage for the group of all other eligible Employees multiplied by 1.25; or

              (2) The excess of the Actual Contribution Percentage for the group of eligible Highly Compensated Employees over the Actual Contribution Percentage for the group of all other eligible Employees is not more than two percentage points and the Actual Contribution Percentage for the group of eligible Highly Compensated Employees is not more than the Actual Contribution Percentage for the group of all other eligible Employees multiplied by two.

        (B)   Special Rules.

              (1) For purposes of determining the Actual Contribution Percentage Test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered for a Plan Year only if allocated to the Employee's Account as of any date within the Plan Year being tested and only if made before the last day of the twelve-

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                    month period immediately following he Plan Year to which
                    such contributions relate.


              (2) A Matching Contribution that is forfeited to correct Excess Aggregate Contributions, or because the contribution to which it relates is treated as an Excess Contribution, Excess Deferral, or Excess Aggregate Contribution shall not be taken into account for purposes of the Actual Contribution Percentage Test.

              (3) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage Test, including records showing the extent to which Qualified Nonelective Contributions and Elective Deferral Contributions are taken into account.

1.5     ACTUAL CONTRIBUTION RATIO.

        (A) An Employee's Actual Contribution Ratio is the sum of the Contribution Percentage Amounts allocated to the Employee's Account for the Plan Year (including any amounts required to be taken into account under subparagraphs (b)(1) and (b)(2) of this section) divided by the Employee's Compensation for the Plan Year. If no Matching Contributions, Employee Contributions, Qualified Nonelective Contributions, or Elective Deferral Contributions are taken into account with respect to an eligible Employee, the Actual Contribution Ratio of the Employee is zero.

        (B)   Special Rules.

              (1) In the event that this Plan is aggregated with one or more plans for purposes of section 410(b) of the Code (other than for purposes of the average benefit percentage test), or if one or more other plans satisfy the requirements of section 410(b) of the Code (other than the average benefit percentage test) only if aggregated with this Plan, then this section shall be applied by determining the Actual Contribution Ratios of Employees as if all such plans were a single plan. Plans may be aggregated only if they have the same Plan Year.

              (2) The Actual Contribution Ratio of a Highly Compensated Employee who is eligible to participate in more than one plan of the Employer to which Employee Contributions or Matching Contributions are made shall be calculated by treating all such plans in which the Employee is eligible to participate as one plan. For Plan Years beginning after December 31, 1988, if a Highly Compensated Employee participates in two or more plans that have different plan years, all plans ending with or within the same calendar year shall be treated


                                        2

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                    as a single plan.  However, plans that are not permitted
                    to be aggregated under Treasury Regulation section 1.401(m)-1(b) (3) (ii) shall not be aggregated for purposes of this section.

        (3) For purposes of determining the Actual Contribution Ratio of a Participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts (including any amounts required to be taken into account under subparagraphs
              (b)(1) and (b)(2) of this section) and Compensation for the Plan Year of all Family Members.

              If the Participant is required to be aggregated as a member of more than one family group under the Plan, all eligible Employees who are members of those family groups that include that Employee are aggregated as one family group.

              Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Actual Contribution Ratio both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

        (4) The determination and treatment of the Actual Contribution Ratio amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

1.6 ACTUAL DEFERRAL PERCENTAGE. The term Actual Deferral Percentage means the average of the Actual Deferral Ratios of a specified group, computed to the nearest one-hundredth of one percent.

1.7     ACTUAL DEFERRAL PERCENTAGE TEST.

        (A) For each Plan Year, the Plan shall satisfy the Actual Deferral Percentage Test described in section 401(k)(3) and the regulations thereunder, which are herein incorporated by reference.

              The Plan satisfies the Actual Deferral Percentage Test for a Plan Year only if:

              (1) The Actual Deferral Percentage for the group of eligible Highly Compensated Employees is not more than the Actual Deferral Percentage for the group of all other eligible Employees multiplied by 1.25; or

              (2) The excess of the Actual Deferral Percentage for the group of eligible Highly Compensated Employees over the Actual Deferral Percentage for the group of all other eligible Employees is not more than two percentage points, and the Actual Deferral Percentage for the


                                       3

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                    group of eligible Highly Compensated Employees is not more than the Actual Deferral Percentage for the group of all other eligible Employees multiplied by two.



                                        4

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        (B)   Special Rules.

              (1) For purposes of determining the Actual Deferral Percentage Test, Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions must be allocated to the Employee's Account as of a date within the Plan Year being tested and must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

              (2) The Excess Deferrals of a Highly Compensated Employee shall be taken into account for purposes of the Actual Deferral Percentage Test. Conversely, the Excess Deferrals of an Employee who is a Non-highly Compensated Employee shall not be taken into account for purposes of the Actual Deferral Percentage Test.

              (3) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage Test, including the extent to which Qualified Nonelective Contributions and Qualified Matching Contributions are taken into account.

1.8     ACTUAL DEFERRAL RATIO.

        (A) An Employee's Actual Deferral Ratio for the Plan Year is the sum of the Employee's Deferral Percentage Amounts allocated to the Employee's Account for the Plan Year (including any amounts required to be taken into account under subparagraphs(b)(1) and
              (b)(2) of this section), divided by the Employee's Compensation taken into account for the Plan Year. If an eligible Employee makes no Elective Deferral Contributions, and no Qualified Matching Contributions or Qualified Nonelective Contributions are taken into account with respect to the Employee, the Actual Deferral Ratio of the Employee is zero.

        (B)  Special Rules.

              (1) In the event that this Plan is aggregated with one or more plans for purposes of section 410(b) of the Code (other than for purposes of the average benefit percentage test), or if one or more other plans satisfy the requirements of section 410(b) of the Code (other than the average benefit percentage test) only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Ratio of Employees as if all such plans were a single plan. Plans may be aggregated only if they have the same Plan Year.



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              (2)   The Actual Deferral Ratio of a Highly Compensated Employee
                    who is eligible to participate in more than one cash or deferred arrangement (as described in section 401 (k) of the Code) of the same Employer shall be calculated by treating all the cash or deferred arrangements in which the Employee is eligible to participate as one arrangement. If the cash or deferred arrangements that are treated as a single arrangement under the preceding sentence are parts of plans that have different plan years, the cash or deferred arrangements are treated as a single arrangement with respect to the plan years ending with or within the same calendar year. However, plans that are not permitted to be aggregated under Treasury Regulation section 1.401(k)-1(b)(3)(ii)(B) are not aggregated for purposes of this section.

              (3) For purposes of determining the Actual Deferral Ratio of a participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Deferral Percentage Amounts and Compensation of such Participant shall include the Deferral Percentage Amounts (including any amounts required to be taken into account under subparagraphs (b)(1) and (b)(2) of this section) and Compensation for the Plan Year of Family Members.

                    If an Employee is required to be aggregated as a member of more than one family group under the Plan, all eligible employees who are members of those family groups that include that Employee are aggregated as one family group.

                    Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

              (4) The determination and treatment of the Actual Deferral Ratio amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

1.9 BENEFICIARY. The Participant's spouse is the designated Beneficiary of the Participant's entire Vested Interest. However, each Participant shall have the right to designate another Beneficiary, subject to the requirements of the "Qualified Election" provisions of
        Article VIII, Joint and Survivor Requirements. The Participant may change the Beneficiary at any time, subject to the requirements of the "Qualified Election" provisions of Article VIII, Joint and Survivor Requirements.



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        If a Beneficiary has not been designated, or if a Beneficiary designation or change of Beneficiary designation does not meet the requirements of the "Qualified Election" provisions of Article VIII, Joint and Survivor Requirements, (including any designation made prior to August 23, 1984 by a married Participant who has an Hour of Service on or after August 23, 1984), or if no designated Beneficiary survives the Participant, the Participant's entire Vested Interest shall be distributed to the Participant's spouse, if living; otherwise to the executor or administrator of the Participant's estate.

1.10 BOARD OF DIRECTORS. The term Board of Directors means the Plan Sponsor's board of directors or other comparable governing body.

1.11 CODE. The term Code means the internal Revenue Code of 1986, as amended from time to time.

1.11a COMPANY STOCK. The term Company Stock means the common stock of Cornerstone Natural Gas, Inc.

1.12    COMPENSATION.

        (A) Except as otherwise provided in the Plan, the term Compensation means wages within the meaning of section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the
              Code).

        (B) Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Except as provided elsewhere in the Plan, the determination period shall be the Plan Year.

        (C) Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the employee under sections 125, 402(a)(8), 402(h), or 403(b) of the Code;
              Compensation deferred under an eligible deferred compensation plan within the meaning of section 457(d) of the Code; and employee contributions described in section 414(h)(2) of the Code that are picked up by the employing unit and, thus, are treated as employer contributions.

        (D) The annual Compensation of each Participant taken into account or determining all benefits provided under the Plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on
              January 1, 1990.   If the period


                                        7

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              for determining Compensation used in calculating an Employee's allocation for a determination period is a short Plan Year (i.e., shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

              In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. if, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then either the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation, or the limitation shall )De allocated among the affected individuals in an objective and nondiscriminatory manner based on a reasonable, good faith interpretation of section 401(a)(17) of the Code.
              The method chosen in the preceding sentence shall be uniformly applied to all affected individuals in a Plan Year Sod shall be applied consistently from year to year.

              If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

1.13 CONSIDERED NET PROFITS. The term Considered Net Profits means the entire amount of the accumulated or current operating profits (excluding capital gains from the sale or involuntary conversion of capital or business assets) of the Employer after all expenses and charges other than (i) the contributions made by the Employer to the Plan, and (ii) federal or state or local taxes based upon or measured by income, as determined by the Employer, either on an estimated basis or a final basis, in accordance with the generally accepted accounting principles used by the Employer. When the amount of Considered Net Profits has been determined by the Employer, and the contributions made by the Employer on the basis of such determination, for any Plan Year, such determination and contribution shall be final and conclusive and shall not be subject to change because of any adjustments in income or expense which may be required by the internal Revenue Service or otherwise. Such determination and contribution shall


                                        8

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        not be open to question by any Participant either before or after the contributions by the Employer have been made.



                                        9

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1.14    CONTRIBUTION PERCENTAGE AMOUNTS.  The term Contribution Percentage
        Amounts means the sum of the Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage
        Test) made under the Plan on behalf of the Employee for the Plan Year. The term Contribution Percentage Amounts also includes Qualified Nonelective Contributions and Elective Deferral Contributions treated as Matching Contributions and taken into account in determining the Employee's Actual Contribution Ratio for the Plan Year.

1.15 CONTRIBUTION PERIOD. The term Contribution Period means the Employer's pay period.

1.16 DEFERRAL PERCENTAGE AMOUNTS. The term Deferral Percentage Amounts means an Employee's Elective Deferral Contributions for the Plan Year. The term Deferral Percentage Amounts also includes Qualified Nonelective Contributions and Qualified matching Contributions treated as Elective Deferral Contributions and taken into account in determining the Employee's Actual Deferral Ratio for the Plan Year.

1.17 DISABILITY. The term Disability means a Participant's incapacity to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death, or to be of long, continued and indefinite duration. Such determination of Disability shall be made by the Administrator with the advice of competent medical authority. All Participants in similar circumstances will be treated alike.

1.18 DISABILITY RETIREMENT DATE. The term Disability !Retirement Date means the first day of the month after the Plan Administrator has determined that a Participant's incapacity is a Disability.

1.19 EARLY RETIREMENT DATE. The term Early Retirement Date means the first day of the month coinciding with or next following the date a Participant is separated from Service with the Employer on or after the date he attains age 59 1/2 and has six Years of Service for any reason other than death or Disability, provided that on such date the Participant has not attained his Normal Retirement Age.

1.20    EFFECTIVE DATE.  The term Effective Date means July 1, 1991.

1.21 ELECTIVE DEFERRAL CONTRIBUTION. The term Elective Deferral Contribution means any Employer Contribution made to the Plan at the election of the Participant, in lieu of cash compensation, and includes contributions made pursuant to a Salary Deferral Agreement or other deferral mechanism.

        Solely for purposes of the dollar limitation specified in section 402(g) of the Code, with respect to any taxable year, a Participant's Elective Deferral Contributions are the sum of all employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement described in section 402(h)(1)(B) of the Code, any plan as described under section 501(c)(18) of the Code, and any employer contributions made on behalf of a Participant for the purchase of a tax sheltered annuity contract under section 403(b) of the Code pursuant to a salary reduction agreement.

        The term Elective Deferral Contribution shall not include any deferrals properly distributed as excess annual additions.

1.22 EMPLOYEE. The term Employee means an individual who performs services for the Employer and who is either a common law employee of the Employer or a self-employed individual/owner employee treated as an Employee pursuant to Code section 401(c)(1). The term Employee also includes a Leased Employee who is treated as an Employee of the Employer-recipient pursuant to the provisions of Code section 414(n)(2) or 414(o)(2) (other than individuals covered by a plan described in Code section 414(n)(5)). For purposes of determining the Highly Compensated Employees, the Employer may elect, on a reasonable and consistent basis, to treat such Leased Employees covered by a plan described in Code section 414(n)(5) as Employees.

1.23 EMPLOYEE CONTRIBUTIONS. The term Employee Contributions means any contributions to the Plan after December 31, 1986 or any other plan that are designated or treated at the time of contribution as after-tax Employee Contributions and are allocated to a separate account to which the attributable earnings and losses are allocated. Such term includes Employee Contributions applied to the purchase of life insurance policies.

        Such term does not include repayment of loans or buy-back of benefits described in Code section 411(a)(7)(C) or employee contributions transferred to this Plan.

1.24 EMPLOYER. The term Employer means the Plan Sponsor and any other incorporated or unincorporated trade or business that may subsequently adopt the Plan with the consent of the Plan Sponsor. in the case of a group of employers which constitutes a controlled group of corporations (as defined in Code section 414(b)), or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Code section 414(c)) , or which constitutes an affiliated service group (as defined in Code section 414(m)), all such employers shall be considered a single employer for purposes of participation, vesting, Top-Heavy; provisions and determination of Highly Compensated Employees.



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1.25   EMPLOYER CONTRIBUTION.  The term Employer Contribution means any contribution made to the Plan by the Employer on behalf of a Participant, other than an Employee Contribution or Rollover Contribution.

1.26 ENTRY DATE. The term Entry Date means either the Effective Date or the first day of the month thereafter when an Employee who has fulfilled the eligibility requirements commences participation in the Plan.

        If an Employee is not in the active Service of the Employer as of his initial Entry Date, his subsequent Entry Date shall be the date he returns to the active Service of the Employer, provided he still meets the eligibility requirements. if an Employee does not enroll as a Participant as of his initial Entry Date, his subsequent Entry Date shall be the applicable Entry Date as specified above when the Employee actually enrolls as a Participant.

1.27 ERISA. The term ERISA means the Employee Retirement income Security Act of 1974 (PL 93-406) as it may be amended from time to time, and any regulations issued pursuant thereto as such Act and such regulations affect this Plan and Trust.

1.28    EXCESS AGGREGATE CONTRIBUTIONS.

        (A) The term Excess Aggregate Contributions means, with respect to any Plan Year, the excess of the aggregate amount of the Contribution Percentage Amounts actually made on behalf of Highly Compensated Employees for the Plan Year (including any amounts required to be taken into account under subparagraphs
              (b)(1) and (b)(2) of Section 1.5 of the Plan), over the maximum amount of contributions permitted under the Actual Contribution Percentage Test. The amount of Excess Aggregate Contributions for each Highly Compensated Employee is determined by using the method described in paragraph (b) of this section.

        (B) The amount of Excess Aggregate Contributions for a Highly Compensated Employee for a Plan Year is the amount (if any) by which the Employee's Employee Contributions and matching Contributions must be reduced for the Employee's Actual Contribution Ratio to equal the highest permitted Actual Contribution Ratio under the Plan.

              To calculate the highest permitted Actual Contribution Ratio under the Plan, the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio is reduced by the amount required to cause the Employee's Actual Contribution Ratio to equal the ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio. if a lesser reduction would enable the Plan to satisfy the Actual Contribution Percentage Test, only this lesser reduction may be made. This process shall be repeated until the Plan satisfies the Actual Contribution

              Percentage Test. The highest Actual Contribution Percentage Ratio remaining under the Plan after leveling is the highest permitted Actual Contribution Ratio.

              For each Highly Compensated Employee, the amount of Excess Aggregate Contributions for a Plan Year is equal no the total Contribution Percentage Amounts (including any amounts required to be taken into account under subparagraphs (b)(1) and (b)(2) of Section 1.5 of the Plan), minus the amount determined by multiplying the Employees's highest permitted Actual Contribution Ratio (determined after application of this section) by the compensation used in determining the ratio.

1.29    EXCESS CONTRIBUTION.

        (A) The term Excess Contribution means, with respect to a Plan Year, the excess of Deferral Percentage Amounts made on behalf of eligible Highly Compensated Employees for the Plan Year (including any amounts required to be taken into account under subparagraphs (b)(1) and (b)(2) of Section 1.8 of the Plan) over the maximum amount of such contributions permitted under the Actual Deferral Percentage Test for the Plan Year. The amount of Excess Contributions for each Highly Compensated Employee is determined by using the method described in paragraph (b) of this section.

        (B) The amount of Excess Contributions for a Highly Compensated Employee for a Plan year is the amount (if any) by Which the Employee's Elective Deferral Contributions must be reduced for the Employee's Actual Deferral Ratio to equal the highest permitted Actual Deferral Ratio under the Plan.

              To calculate the highest permitted Actual Deferral Ratio under the Plan, the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio is reduced by the amount required to cause the Employee's Actual Deferral Ratio to equal the ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio. If a lesser reduction would enable the arrangement to satisfy the Actual Deferral Percentage Test, only this lesser reduction shall be made. This process shall be repeated until the cash or deferred arrangement satisfies the Actual Deferral Percentage Test. The highest Actual Deferral Ratio remaining under the Plan after leveling is the highest permitted Actual Deferral Ratio.

1.30 EXCESS DEFERRALS. The term Excess Deferrals means those Elective Deferral Contributions that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section.

1.31 FAIL-SAFE CONTRIBUTION. The term Fail-Safe Contribution means a Nonelective Contribution, designated by the Employer at the time of contribution as an Qualified Nonelective Contribution, which is contributed to the Plan solely for the purposes of satisfying either the Actual Deferral Percentage Test or the Actual Contribution Percentage Test and is made in accordance with the provisions of
        Article IV of this Plan.

1.32 FAMILY MEMBER. The term Family Member means, with respect to any Employee, such Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants.

1.33 FIDUCIARY. The term Fiduciary means any, or all, of the following, as applicable:

        (A) Any Person who exercises any discretionary authority or control respecting the management of the Plan or its assets; or

        (B) Person who renders investment advice for a fee or ocher compensation, direct or indirect, respecting any monies or other property of the Plan or has authority or responsibility to do so; or

        (C) Any Person who has discretionary authority or responsibility in the administration of the Plan; or

        (D) Any Person who has been designated by a Named Fiduciary pursuant to authority granted by the Plan, who acts to carry out a fiduciary responsibility, subject to any exceptions granted directly or indirectly by ERISA.

1.34 FORFEITURE. The term Forfeiture means the amount, if any, by which the value of a Participant's Account exceeds his Vested Interest following such Participant's Termination of Employment, and at the time specified in Section 9.1.

1.35 HIGHLY COMPENSATED EMPLOYEE. The term Highly Compensated Employee means any Highly Compensated Active Employee or Highly Compensated Former Employee as further defined herein.

        For purposes of the determination of Highly Compensated Employees, the term Compensation means Compensation as defined in Article V of the Plan, but includes the amount of any elective contributions made by the Employer on the Employee's behalf to a cafeteria plan established in accordance with the provisions of Code section 125, a qualified cash or deferred arrangement in accordance with the provisions of Code section 402(a)(8), a simplified employee pension plan in accordance with the provisions of Code section 402(h), or a tax sheltered annuity plan maintained in accordance with the provisions of Code section 403(b).

         A "Highly Compensated Active Employee" is any Employee who performs services for the Employer during the current Plan Year and who, during the current Plan Year or the 12-month period immediately preceding such Plan Year:

        (A) Owns (or is considered to own within the meaning of section 318 of the Code, as modified by section 416(i)(1)(B)(iii) of the
              Code) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer, or, if the Employer is other than a corporation, owns more than 5% of the capital (or profits interest in the Employer. The determination of 5% ownership shall be made separately for each member of a controlled group of corporations (as defined in Code section 414(b)), or of a group of trades or businesses (whether of not incorporated) that are under common control (as defined in Code section 414(c)), or of an affiliated service group (as defined in Code section 414(m)); or

        (B) Receives Compensation in excess of $75,000 multiplied by the applicable cost-of-living adjustment factor prescribed under Code section 415(d) and then prorated in the case of a short Plan Year; or

        (C) Receives Compensation in excess of $50, 000, as adjusted for cost-of-living increases in accordance with Code section 415 (d) and then prorated in the case of a short Plan Year, and is in the top 20% of Employees ranked by Compensation; or

        (D) Is, at any time, an officer of the Employer and receives Compensation in excess of 50% of the amount in effect under Code section 415(b)(1)(A) for the applicable period.

              If no officer receives Compensation in excess of the amount specified above, the highest paid officer for the applicable period shall be a Highly Compensated Employee.

              In no event if there are more than 500 Employees, shall more than 50 Employees or, if there are less than 500 Employees, shall the greater of three Employees or 10% of all Employees, be taken into account as officers.

        In determining both the top 20% of Employees ranked ba Compensation for purposes of paragraph (C) above, and officers of the Employer for purposes of paragraph (D) above; Employees who have not completed six months of Service by the end of the applicable period, Employees who normally work less than 17-1/2 hours per week, Employees who normally work less than six months during a year, Employees who have not attained 21, and nonresident aliens who receive no earned income from U.S. sources shall be excluded.

        Also excluded under the above paragraph are Employees who are covered by an agreement which the Secretary of Labor finds to he a collective bargaining agreement. Such Employees will be excluded only if retirement benefits were the subject of good faith bargaining, 90% of the Employees of the Employer are covered by the agreement, and the Plan covers only Employees who are not covered by the agreement.

        Notwithstanding the above provisions, an Employee, other than a 5% owner as described in paragraph .(a) above who was not highly compensated during the 12-month period immediately preceding the current Plan Year will not be considered to be a Highly Compensated Employee in the current Plan Year unless such Employee is one of the top 100 Employees ranked by Compensation for the current Plan Year.

        A "Highly Compensated Former Employee" is any former Employee who separated from Service with the Employer in a Plan Year preceding the current Plan Year and was a Highly Compensated Active Employee in either:

        (A)   The Plan Year in which his separation from Service occurred;
              or

        (B) any Plan Year ending on or after such former Employee's 55th birthday.

        A former Employee is an Employee who performs no services for the Employer during a Plan Year (for example, by reason of a leave of absence).

1.36 INACTIVE PARTICIPANT. The term Inactive Participant means any Participant who does not currently meet the requirements to be an Active Participant due to a suspension of the performance of duties for the Employer.

1.37 LATE RETIREMENT DATE. The term Late Retirement Date means the first day of the month coinciding with or next following the date a Participant is separated from Service with the Employer after his Normal Retirement Age, for any reason other than death.

1.38 LEASED EMPLOYEE. The term Leased Employee means any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the Employer and related persons determined in accordance with Code section 414 (n) (6)) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient Employer.

1.39 MATCHING CONTRIBUTIONS. The term Matching Contributions means contributions node by the Employer to the Plan, on behalf of a Participant on account of either Elective Deferral Contributions, if any, or Employee Contributions, if any.

1.40    NAMED FIDUCIARY.  The term Named Fiduciary means the Plan
        Administrator, the Trustee and any other Fiduciary designated in writing by the Employer, and any successor thereto.

1.41 NONHIGHLY COMPENSATED EMPLOYEE. The term Nonhighly Compensated Employee means an Employee who is not a Highly Compensated Employee.

1.42 NONELECTIVE CONTRIBUTIONS. The term Nonelective Contributions means contributions made by the Employer (other than Matching Contributions) than the Participant may not elect to have paid in cash or other benefits instead of being contributed no the Plan.

1.43 NORMAL RETIREMENT AGE. The term Normal Retirement Age means the daze the Participant attains age 65.

1.44 NORMAL RETIREMENT DATE. The term Normal Retirement Date means the first day of the month coinciding with or next following the date a Participant attains his Normal Retirement Age.

1.45 PARTICIPANT. The term Participant means any Employee of the Employer, who is or becomes eligible to participant under this Plan in accordance with its provisions and shall include an Active Participant and an Inactive Participant.

1.46 PARTICIPANT'S ACCOUNT. The term Participant's Account means the sum of the following sub-accounts held on behalf of each Participant:

        *     Elective Deferral Contributions, if any, and earnings thereon.

        *     Matching Contributions, if any, and earnings thereon.

        *     Qualified Matching Contributions, if any, and earnings thereon.

        *     Nonelective Contributions, if any, and earnings thereon.

        * Qualified Nonelective Contributions, if any, and earnings thereon.

        *     Employee Contributions, if any, and earnings thereon.

        *     Participant Contributions, if any, and earnings thereon.

        *     Rollover Contributions, if any, and earnings thereon.

        A Participant's Account shall be invested in accordance with the rules established by the Plan Administrator, which shall be applied in a consistent and nondiscriminatory manner.

1.47 PARTICIPANT CONTRIBUTIONS. The term Participant Contributions means any contributions to the Plan before January 1, 1987 that are designated or treated at the time of contribution as after-tax Participant Contributions and are allocated to a separate account to which the attributable earnings and losses are allocated.

        Such term does not include repayment of loans or buy-back of benefits described in Code section 411(a)(7)(C) or employee contributions transferred to this Plan.

1.48 PERSON. The term Person means any natural person, partnership, corporation, trust or estate.

1.49 PLAN. The term Plan means this Cornerstone Natural Gas, Inc. Employee Savings Plan, effective as of January 1, 1983, and as from time to time in effect thereafter.

1.50 PLAN ADMINISTRATOR. The terms Plan Administrator and Administrator are used interchangeably throughout the Plan and Trust and shall mean the Plan Sponsor.

1.51    PLAN SPONSOR.  The term Plan Sponsor means Cornerstone Natural Gas,
        Inc.

1.52 PLAN YEAR. The term Plan Year means the 12-month period commencing on January 1 and ending on the following December 31.

1.53 QUALIFIED MATCHING CONTRIBUTIONS. The term Qualified Matching Contributions means Matching Contributions which are designated as Qualified Matching Contributions, and are immediately vested and nonforfeitable at all times and satisfy the Code section 401(k) withdrawal restrictions.

1.54 QUALIFIED NONELECTIVE CONTRIBUTIONS. The term Qualified Nonelective Contributions means Nonelective Contributions made by the Employer which are designated as Qualified Nonelective Contributions, are immediately vested and nonforfeitable at all times and satisfy the Code section 401(k) withdrawal restrictions.

1.55 ROLLOVER CONTRIBUTIONS. The term Rollover Contributions means contributions representing all or part of the entire amount of any distribution from a terminated pension (or profit sharing plan meeting the requirements of Code section 401(a) or any lump sum distribution received by an Employee from a pension or profit sharing plan meeting the requirements of Code section 401(a).

1.56 SALARY DEFERRAL AGREEMENT. The term Salary Deferral Agreement means an agreement between a Participant and the Employer to defer the Participant's Compensation for the purpose of making Elective Deferral Contributions to the Plan.

1.57 TERMINATION OF EMPLOYMENT. The term Termination of Employment means a severance of the Employer-Employee relationship which occurs prior to a Participant's Normal Retirement Age for any reason other than Early Retirement, Disability or death.

1.58 TRUST. The term Trust means the trust agreement entered into by the Employer and the Trustee, which trust agreement forms a part of, and implements the provisions of this Plan.

1.59 TRUSTEE. The term Trustee means one or more individuals collectively appointed and acting under the trust agreement, and any successor thereto.

1.60 VESTED INTEREST. The term Vested interest on any date means the nonforfeitable right to an immediate or deferred benefit in the amount which is equal to the following:

        (A) the value on that date of that portion of the Participant's Account that is attributable to the following contributions:

              *     Elective Deferral Contributions, if any

              *     Employee Contributions, if any

              *     Participant Contributions, if any

              *     Rollover Contributions, if any

              *     Qualified Matching Contributions, if any

              *     Qualified Nonelective Contributions, if any

        (B) plus the value on that date of that portion of the Participant's Account that is attributable to and derived from:

              *     Matching Contributions, if any

              *     Nonelective Contributions, if any

              Such contributions pursuant to Subsection (B) above shall be multiplied by the Vesting Percentage below to determine the Participant's Vested interest determined on the date applicable.

1.61    VESTING PERCENTAGE.   The term Vesting Percentage means the
        Participant's nonforfeitable interest in contributions made by the Employer credited to his account that are not 100% immediately vested, plus the earnings thereon, computed as of the date of determining such percentage because of the occurrence of some event in accordance with the following schedules based on Years of Service with the Employer:

        For a Participant credited with an Hour of Service (as defined in Section 2.3) after June 30, 1991:

        YEARS OF SERVICE            VESTING PERCENTAGE

        Less than 1                           0%
        1 but less than  2                   20%

       2 but less than  3                    40%
       3 but less than  4                    60%
       4 but less then  5                    80%
       5 or more                            100%

        For a Participant not credited with an Hour of Service after June 30, 1991:

        YEARS OF SERVICE             VESTING PERCENTAGE

        Less than 2                           0%
        2 but less than 3                    20%
        3 but less than 4                    40%
        4 but less than 5                    60%
        5 but less than 6                    80%
        6 or more                           100%

        However, if an Active Participant dies prior to attaining his Normal Retirement Age his Vesting Percentage shall be 100%.

                                     ARTICLE II
                                       SERVICE

2.1 SERVICE. The term Service means active employment with the Employer as an Employee. For purposes of determining Service, employment with any company which is under common control with the Employer as specified in section 414 of the Internal Revenue Code shall be treated as employment with the Employer.

2.2 ABSENCE FROM EMPLOYMENT. Absence from employment on account of a leave of absence authorized by the Employer pursuant to the Employer's established leave policy will be counted as employment with the Employer provided that such leave of absence is of not more than two years duration. Absence from employment on account of active duty with the Armed Forces of the United States will be counted as employment with the Employer. if the Employee does not return to active employment with the Employer, his Service will be deemed to have ceased on the date the Administrator receives notice that such Employee will not return to the active Service of the Employer. The Employer's leave policy shall be applied in a uniform and nondiscriminatory manner to all Participants under similar circumstances.

2.3 HOUR OF SERVICE. The term Hour of Service means a period of Service during which an Employee shall be credited with one Hour of Service as described in (A), (B), (C), and (D) below:

        (A) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

        (B) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for reasons (such as vacation, sickness or Disability) other than for the performance of duties. Hours under this Subsection shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

        (C) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

        (D) Each hour for which an Employee is on an authorized unpaid leave (such as service with the Armed Forces, jury duty, educational leave) These hours shall be credited to the Employee for the computation period or periods in which such authorized leave takes place. However, no more than 501 hours shall be credited under this subparagraph (D).

        Hours of Service will be credited for employment with other members of an affiliated service group (under Internal Revenue Code section 414(m)), a controlled group of corporations (under Internal Revenue Code section 414(b)) , or a group of trades or businesses under common control (under internal Revenue Code section 414(c)), of which the adopting employer is a member. Hours of Service will also be credited for any individual considered an Employee under internal Revenue Code section 414(n).

        In lieu of maintaining daily detailed records of the Hours of Service to be credited to Employees for the purposes of the Plan, each Employee shall be credited with 190 Hours of Service for each month during which such Employee would otherwise be required to be credited with. at least one Hour of Service under the foregoing provisions of this definition.

        Solely for purposes of determining whether a One-Year Break in Service, as defined in Section 2.4, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours-of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or
        (2) in all other cases, in the following computation period.

2.4 ONE-YEAR BREAK IN SERVICE. Except as provided below regarding eligibility, the term One-Year Break in Service means any Plan Year during which an Employee fails to complete more than 500 Hours of Service.

2.5 DETERMINING VESTING PERCENTAGE. Vesting credit shall be given for each Year of Service except those periods specified in Section 2.7.

        If a Participant completes less than 1,000 Hours of Service during a Plan Year while remaining in the Service of the Employer, his Vesting Percentage shall not be increased for such Plan Year.

        If an individual who ceases co be an Employee and is subsequently rehired as an Employee enrolls (or re-enrolls) in the Plan, upon his participation (or subsequent participation) his Vesting

        Percentage shall then take into account all Year(s) of Service except those specified in Section 2.7.

2.6     YEAR(S) OF SERVICE.  The term Year(s) of Service means a
        12-consecutive-month period during which an Employee has completed at least 1,000 hours of service.

        (A)   Eligibility Computation Period.

              For purposes of determining Years of Service and One-Year Breaks in Service for eligibility, the 12-consecutive-month period shall begin with the date on which an Employee's employment commenced and, where additional periods are necessary, succeeding anniversaries of his employment commencement date. The employment commencement date is the date on which the Employee first performs an Hour of Service for the Employer maintaining the Plan.

              The eligibility requirement specified in Article III is one or more full Years of Service. Such requirement shall be met upon completion of at least 1,000 Hours of Service for each Year of Service specified.

        (B)   Vesting Computation Period.

              In computing Years of Service and One-Year Breaks in Service for vesting, the 12-consecutive-month period shall be the Plan Year. However, active participation as of the last day of the Plan Year is riot required in order for a Participant to be credited with a Year of Service for vesting purposes.

              For purposes of the Vesting Computation Period, if any Plan Year is less than 12-consecutive months, and if a Participant would have been credited with a Year of Service during the 12-consecutive-month period beginning on the first day of the short Plan Year, then the Participant will receive a Year of Service for the short Plan Year. The Participant receives credit for an additional Year of Service if the Participant would have been credited with a Year of Service for the Plan Year immediately following the short Plan Year.

2.7 EXCLUDED YEARS OF SERVICE. in determining the Vesting Percentage of an Employee, all Years of Service with the Employer shall be taken into account, except:

        * Plan Years during which a Participant did not complete at least 1,000 Hours of Service.

        * Years of Service excluded under the terms of the Plan as in effect on June 30, 1991.

        * If an Employee incurs a One-Year Break in Service prior to completing the number of Years of Service required no have a Vesting Percentage greater than 0%, Years of Service prior to such break shall be excluded unless he completes an additional Year of Service before the number of such Employee's consecutive One-Year Breaks in Service equals or exceeds five. If an Employee incurred a One-Year Break in Service prior to January 1, 1985 and prior to completing two Years of Service, Years of Service prior to such break shall be excluded unless he completed an additional Year of Service before the number of his consecutive One-Year Breaks in Service prior to and including such break equals or exceeds the number of Years of Service he completed prior to such break.

2.8 PREDECESSOR ORGANIZATION SERVICE. For purposes of this Article, Service with a predecessor organization of the Employer shall be treated as Service with the Employer in any case in, which the Employer maintains the Plan of such predecessor organization.

2.9 PAST SERVICE CREDIT. if an Employee became employed by the Employer by reason of the acquisition by the Employer of the business known as Mississippi Fuel Company or the business known as Dubach Gas Company, such Employee's Years of Service, as determined under the foregoing provisions of this Article, shall be increased by one-half (rounded downward to the nearest whole year) of the length of such Employee's last continuous period of full-time employment with such business immediately before such acquisition.

                                     ARTICLE III
                      ELIGIBILITY, ENROLLMENT AND PARTICIPATION


3.1 ELIGIBILITY. Each Employee who was a Participant prior to the Effective Date and who is in the Service of the Employer on the Effective Date shall continue as a Participant in the Plan. Each other Employee, excluding a Leased Employee, shall be eligible to become a Participant as of the Effective Date or the Entry Date when he first meets the following requirements:

        *     One Year of Service

3.2 ENROLLMENT AND PARTICIPATION. Each eligible Employee may enroll as of his Entry Date by completing and delivering to the Administrator an enrollment form and, if applicable, a Salary Deferral Agreement. He will then become a Participant as of his Entry Date.

3.3 RE-EMPLOYED EMPLOYEE. in the case of an individual who ceases to be an Employee and is subsequently rehired as an Employee, the following provisions shall apply in determining his eligibility to again participate in the Plan:

        (A) If the Employee had met the eligibility requirements specified in Section 3.1 prior to his separation from employment, he shall become an Active Participant in the Plan as of the date he is re-employed, after completing the applicable form(s), in accordance with Section 3.2.

        (B) If the Employee had not met the eligibility requirements specified in Section 3.1 prior to his separation from employment, he shall be eligible to participate in the Plan on the first Entry Date following his fulfillment of such eligibility requirements.

        For purposes of this Section, all Years of Service with the Employer, including any Years of Service prior to any One-Year Breaks in Service, shall be taken into account.

                                     ARTICLE IV
                                    CONTRIBUTIONS


4.1 ELECTIVE DEFERRAL CONTRIBUTIONS. Each Active Participant may enter into a written Salary Deferral Agreement with the Employer in an amount equal to not less than 1% nor more than 15% of his Compensation for the Contribution Period. In consideration of such agreement, the Employer will make a contribution, for each Contribution Period on behalf of the Participant in an amount equal no the total amount by which the Participant's Compensation from the Employer was deferred during the Contribution Period pursuant to the Salary Deferral Agreement then in effect. Elective Deferral Contributions shall be paid by the Employer to the Trust not less frequently than monthly, but in no event later than 90 days following the date the amounts were deferred.

        Salary Deferral Agreements shall be governed by the following provisions:

        (A) Amounts contributed pursuant to a Salary Deferral Agreement shall be 100% vested and non-forfeitable at all times.

        (B) No Participant shall be permitted to have Elective Deferral contributions made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect at the beginning of the taxable year. However, this $7,000 limit shall not apply to certain amounts deferred in 1987 that were attributable to Service performed in 1986.

        (C) Amounts contributed pursuant to a Salary Deferral Agreement, which are not in excess of the limit described in Subsection
              (B) above, shall be subject to the Limitations on Allocations in accordance with Article V. Unless distributed pursuant to
              Section 4.18, Elective !Deferral Contributions that are in excess of the limit described in Subsection (B) shall also be subject to the Limitations on Allocations in accordance with
              Article V.

        (D) A Salary Deferral Agreement may be changed by a Participant twice during the Plan Year, on January I and July 1, or on August 1, 1992, by filing written notice thereof with the Administrator. Such notice shall be effective, and the Salary Deferral Agreement shall be changed on the date specified in such notice, which date must be at least 15 days after such notice is filed.

        (E) Elective Deferral Contributions shall be subject to the Actual Deferral Percentage Test limitations.

         (F)  Correction of Excess Contributions.

              (1) If the Plan Sponsor determines prior to the end of the Plan Year that the Actual Deferral Percentage Test may not be satisfied, the Plan Sponsor may take the corrective action specified in Section 4.14 of the Plan.

              (2) If, after the end of the Plan Year, the Plan Sponsor determines that the Plan will fail the Actual Deferral Percentage Test, the Plan Sponsor shall take the corrective action specified in Section 4.l6 or Section
                    4.19 of the Plan, or a combination of such corrective actions, in order to ensure than the Plan does not fail the Actual Deferral Percentage Test for the Plan Year being tested.

4.2 MATCHING CONTRIBUTIONS. For each Contribution Period, the Employer shall make a Matching Contribution in an amount equal to $1.00 for each $1.00 by which a Participant either defers his Compensation pursuant to a Salary Deferral Agreement or makes Employee Contributions pursuant to a payroll deduction order up to a maximum of 5% of his Compensation for the Contribution Period, subject to the Limitations on Allocations specified in Article V.

        One contribution as described above, for any Plan Year, shall be paid to the Trust at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in any event not later than the date which is prescribed by law for filing the Employer's income tax return, including any extension thereof. The Matching Contribution shall be paid to the Trust not less frequently than monthly. Matching Contributions shall be subject to the Actual Contribution Percentage Test. The Plan Sponsor may designate at the time of contribution that all or a portion of such Matching Contributions be treated as Qualified Matching Contributions.

        If the Plan Sponsor determines prior to the end of the Plan Year that the Actual Contribution Percentage Test may not be satisfied, the Plan Sponsor may take the corrective action specified in Section 4.15 of the Plan.

        If, after the end of the Plan Year, the Plan Sponsor determines that the Plan will fail the Actual Contribution Percentage Test, the Plan Sponsor shall take the corrective action specified in Section 4.17 or
        Section 4.19 of the Plan, or a combination of such corrective actions, in order to ensure that the Plan does not fail the Actual Contribution Percentage Test for the Plan Year being tested.

        Such Matching Contribution shall be allocated as of the last day of the Contribution Period for which such contribution is made to each Participant who:

         *    is an Active Participant as of any day of the  Contribution
              Period.


        Notwithstanding the above provision, an allocation will be made on behalf of a Participant who dies, retires, or becomes disabled during the Contribution Period.

4.3 NONELECTIVE CONTRIBUTIONS. The Employer may make a contribution under the Plan for any Plan Year of an amount that the Board of Directors shall determine by resolution. Such resolution shall either specify a fixed amount or specify a (definite formula by which a fixed amount can be determined. The contribution may be made in cash or in kind (including contributions in the form of Company Stock) or any combination thereof, at the discretion of the Board of Directors.

        The Plan Sponsor may designate at the time of contribution that all or a portion of such Nonelective Contribution be treated as a Qualified Nonelective Contribution.

        Such Nonelective Contribution shall be allocated as of the last day of the Plan Year for which such contribution is made to each Participant who:

        *     is an Active Participant as of the last day of the Plan Year.

        Notwithstanding the above provision, an allocation will be made on behalf of a Participant who dies, retires, or becomes disabled during the Plan Year.

        For each Plan Year the contribution shall be allocated to each Participant eligible for an allocation thereof in the proportion that the sum of the Elective Deferral Contributions and Employee Contributions, up to 5% of such Participant's Compensation for the applicable Contribution Period, made to the Plan by or on behalf of each such Participant during that year bears to the sum of the Elective Deferral Contributions and Employee Contributions, up to 5% of all such Participants, Compensation for the applicable Contribution Period, made to the Plan by or on behalf of all such Participants during that year, subject to the Limitations on Allocations specified in Article V.

        The contribution as described above, for any Plan Year, shall be paid no the Plan and Trust at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in any event not later than the date which is prescribed by law for filing the Employer's tax return, including any extension thereof.

4.4 FAIL-SAFE CONTRIBUTION. The Employer reserves the right to make a discretionary Nonelective Contribution to the Plan for any Plan Year, if the Plan Sponsor determines that such a contribution is necessary to ensure that either the Actual Deferral Percentage

        Test or the Actual Contribution Percentage Test will be satisfied for that Plan Year. Such amount shall be designated by the Plan Sponsor at the time of contribution as a Qualified Nonelective Contribution and shall be known as a Fail-Safe Contribution.



        The Fail-Safe Contribution shall be made on behalf of all eligible non-Highly Compensated Employees who are Participants and who are considered under the Actual Deferral Percentage Test or the Actual Contribution Percentage Test. This contribution shall be allocated to the Participant's Account of each such Participant in an amount equal to a fixed percentage of such Participant's Compensation. The fixed percentage shall be equal to the minimum fixed percentage necessary tic be contributed by the Employer on behalf of each eligible non-Highly Compensated Employee who is a Participant so that the Actual Deferral Percentage Test or the Actual Contribution Percentage Test is satisfied.

        The Fail-Safe Contribution for any Plan Year as determined above shall be paid to the Trust at the end of the Plan Year, or as soon as possible on or after the last day of such Plan Year, but in no event later than the date which is prescribed by law for filing the Employer's income tax return, including any extensions thereof.

4.5 PROFITS NOT REQUIRED. Contributions to this Plan shall not be precluded because the Employer does not have Considered Net Profits. Notwithstanding the existence of Considered Net Profits, the Employer may determine in its sole discretion that it will make no contributions for such Plan Year.

4.6 PAYMENT OF EXPENSES. The Employer may contribute to the Plan the amount necessary to pay any applicable expense charges and administration charges. in lieu of the Employer contributing the amount necessary to pay such charges, these expenses may be paid from the Trust fund.

4.7 ALLOCATION OF FORFEITURES. The contributions made by the Employer shall be reduced by any Forfeitures available as an Employer credit in accordance with Section 9.3.

4.8 CREDITING OF ELECTIVE DEFERRAL OTHER CONTRIBUTIONS. Elective Deferral Contributions and other contributions made by the Employer shall be credited to the Participant Account of each Participant accordance with the provisions of Article XIII.

4.9 ROLLOVER CONTRIBUTIONS. Without regard to the Limitations on Allocations imposed under Article V, the Trustee may receive, on behalf of an Employee with the consent of the Administrative Committee, Rollover Contributions representing all or part of the entire amount of:

         (A) any distribution from a terminated pension or profit sharing plan meeting the requirements of internal Revenue Code section 401(a); or

        (B) any lump sum distribution received by an Employee with the consent of the Administrative Committee from a pension or profit sharing plan meeting the requirements of Internal
              Revenue Code section 401(a).


        Rollover Contributions must be received from the Employee within 60 days of his receipt of the funds either directly from the pension or profit sharing plan described above or through the medium of an individual retirement account.

        In addition, Rollover Contributions may only include amounts attributable to employer contributions and earnings thereon, earnings on employee contributions, and employee contributions which were eligible for a tax deduction under Internal Revenue Code section 219 and earnings thereon.

        A Participant's Account shall be maintained on behalf of each Employee from whom Rollover Contributions are received, regardless of such Employee's eligibility to participate in the Plan in accordance with the requirements of Article III, and Rollover Contributions may be invested in any manner authorized under the provisions of this Plan.

        Rollover Contributions shall be credited to the Participant's Account and may be invested in any manner authorized under the provisions of this Plan.

4.10 EMPLOYEE CONTRIBUTIONS. As of his Entry Date each Active Participant may elect to make periodic Employee Contributions under the Plan in an amount equal to not less than it nor more than 51 of his Compensation by completing and delivering to the Administrator a payroll deduction order. Each Active Participant may redesignate a new permissible amount as an Employee Contribution twice each Plan Year, on January 1 and July 1, by notifying the Plan Administrator 15 days before such date. Such redesignation shall be made as if it were an original designation and shall be effective as of such date. Employee Contributions shall be subject to the terms of Article V.

        Employee Contributions shall be deducted by the Employer from the Participant's earnings while he has a payroll deduction order in effect and shall be paid by the Employer to the Trust not less frequently than monthly.

        Employee Contributions shall be subject to the Actual Contribution Percentage Test.

        If the Plan Sponsor determines prior to the end of the Plan Year that the Actual Contribution Percentage Test may not be satisfied, the Employer may take the corrective action specified in
        Section 4.15 of the Plan.

        If, after the end of the Plan Year, the Plan Sponsor determines that the Plan will fail the Actual Contribution Percentage Test, the Employer shall take the corrective action specified in Section 4.17 or Section 4.19 of the Plan, or a combination of such corrective actions, in order to ensure that the Plan does not fail the Actual Contribution Percentage Test for the Plan Year being tested.

4.11 CREDITING OF EMPLOYEE CONTRIBUTIONS. Each Participant's Employee Contributions, if any, shall be credited to his Participant's Account.

4.12 SUSPENSION OF ELECTIVE DEFERRAL AND EMPLOYEE CONTRIBUTIONS. The following provisions shall apply with respect to suspension of Elective Deferral and Employee Contributions.

        (A) Elective Suspension. An Active Participant may elect to suspend his Salary Deferral Agreement for Elective Deferral Contributions or payroll deduction order for Employee Contributions by filing a written notice thereof with the Administrator at any time. The Salary Deferral Agreement or payroll deduction order, as the case may be, shall be suspended on the date specified in such notice, which date must be at least 15 days after such notice is filed. The notice shall specify the period for which such suspension shall be effective. Such period may extend indefinitely.

              If a Participant elects to suspend his Salary Deferral Agreement for Elective Deferral Contributions, his Salary Deferral Agreement shall be suspended for a period of at least six months. If a Participant elects to suspend his payroll deduction order for Employee Contributions and such Participant does not concurrently enter into, and does not have in effect at such time, a Salary Deferral Agreement for Elective Deferral Contributions, his payroll deduction order shall be suspended for a period of at least six months.

        (B) Suspension for Leave. A Participant who is absent from employment on account of an authorized leave of absence or military leave shall have his Salary Deferral Agreement and payroll deduction order suspended during such leave. Such suspension of contributions shall be effective on the date payment of Compensation by the Employer to him ceases, and shall remain in effect until payment of Compensation is resumed.

        (C) Withdrawal Suspension. An Active Participant who elects a withdrawal in accordance with Article X may have his Salary Deferral Agreement or payroll deduction order, as applicable, suspended on the date such election becomes effective. Such suspension shall remain in effect for the number of months specified therein.

        The Participant may elect to reactivate his Salary Deferral Agreement for Elective Deferral Contributions or payroll deduction order for Employee Contributions by filing a written notice thereof with the Plan Administrator. The Salary Deferral Agreement or payroll deduction order, as the case may be, shall be reactivated on the following January 1 or July 1 following the expiration of the suspension period described above.

4.13 DEDUCTIBILITY OF CONTRIBUTIONS. All contributions made to the Plan by the Employer are conditioned upon being currently deductible under Code section 404.

4.14 LIMITATION OF ELECTIVE DEFERRAL CONTRIBUTIONS. If the Plan Sponsor determines prior to the end of the Plan Year that the Plan may not satisfy the Actual Deferral Percentage Test for the Plan Year, the Plan Sponsor may require that the amount of Elective Deferral Contributions being allocated to the accounts of Highly Compensated Employees be reduced to the extent necessary to prevent Excess Contributions from being made to the Plan.

        Although the Employer may reduce the amount of Elective-Deferral Contributions that may be allocated to the Participant's Account of Highly Compensated Employees, the affected Employees shall continue to participate in the Plan. when the situation that resulted in the reduction of Elective Deferral Contributions ceases to exist, the Employer shall reinstate the amount of Elective Deferral Contributions elected by the Participant in the Salary Deferral Agreement to the fullest extent possible for all affected Participants in a nondiscriminatory manner.

4.15 LIMITATION OF MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS. if the Plan Sponsor determines prior to the end of the Plan Year that the Plan may not satisfy the Actual Contribution Percentage Test for the Plan Year, the Plan Sponsor may require that the amount of Matching Contributions or Employee Contributions, or both, being allocated to the Accounts of Highly Compensated Employees be reduced to the extent necessary to prevent Excess Aggregate Contributions from being made to the Plan.

4.16    CORRECTIVE DISTRIBUTION OF EXCESS CONTRIBUTIONS.

        (A) The Plan Sponsor may direct the Trustee to distribute Excess Contributions (and income allocable thereto) to the appropriate Highly Compensated Employee after the close of the Plan Year in which the Excess Contribution arose and within 12 months after the close of that Plan Year.

        (B) The income allocable to Excess Contributions is equal to the sun of the allocable gain or loss for the Plan Year and shall be determined as follows:

              (1) The income allocable to Excess Contributions is determined by multiplying the income for the Plan Year allocable to Deferral Percentage Amounts by a fraction. The numerator of the fraction is the Excess Contributions attributable to the Employee for the Plan Year. The denominator of the fraction is equal to the sum of: (A) The total account balance of the Employee attributable to Deferral Percentage Amounts as of the beginning of :he Plan Year; plus (B) The Employee's Deferral Percentage Amounts for the Plan Year.

              (2) The allocable gain or loss for the period between the end of the Plan Year and the date of distribution shall not be taken into consideration when determining the income allocable to Excess Contributions.

         (C) The amount of Excess Contributions to be distributed with respect to an Employee for a Plan Year shall be reduced by Excess Deferrals previously distributed to the Employee for the Employee's taxable year ending with or within the Plan Year.

        (D) The distribution of Excess Contributions made to the Family Members of a family group that was combined for purposes of determining a Highly Compensated Employee's Actual Deferral Ratio shall be allocated among the Family Members in proportion to the Elective Deferral Contribution (including any amounts required to be taken into account under subparagraphs (b)(1) and
              (b) (2) of Section 1.8 of the Plan) of each Family Member that is combined to determine the Actual Deferral Ratio.

        (E) A corrective distribution of Excess Contributions (and income) shall be made without regard to any Participant or spousal consent or any notice otherwise required under sections 411(a)(11) and 417 of the Code.

        (F) Any Matching Contributions or Qualified Matching Contributions that relate to the Excess Contribution being distributed shall be forfeited. The Matching Contribution so forfeited shall be in proportion to the applicable Employee's vested and nonvested interest in Matching Contributions under the Plan for the Plan !?ear in which the Excess Contribution arose. Forfeitures of !latching Contributions or Qualified Matching Contributions that relate to Excess Contributions shall be:

              (1) Applied to reduce Employer Contributions for the Plan Year in which the excess arose, but allocated as in (2) below, to the extent the excess exceeds Employer Contributions or the Employer has already contributed for such Plan Year.

              (2) Allocated, after all other Forfeitures under the Plan, to the Participant's Account of each Nonhighly Compensated Employee who made Elective Deferral Contributions during the Plan Year in which the excess arose in the ratio which each such Employee's Compensation for the Plan Year bears to the total Compensation of all such Employees for the Plan Year. The allocation shall be treated as a Matching Contribution for the purposes of the Plan.

        (G) In no case may the amount of Excess Contributions to be distributed for a Plan Year with respect to any Highly Compensated Employee exceed the amount of Elective Deferral Contributions made on behalf of the Highly Compensated Employee for the Plan Year.

         (H) In the event of a complete termination of the Plan during the Plan Year in which an Excess Contribution arose, the corrective distribution must be made as soon as administratively feasible after the date of the termination of the Plan, but in no event later than 12 months after the date of termination.

        (I) Any distribution of less than the entire amount of Excess Contributions with respect to any Highly Compensated Employee shall be treated as a pro--rata distribution of Excess Contributions and allocable income or loss.

4.17    CORRECTION OF EXCESS AGGREGATE CONTRIBUTIONS.

        (A) Excess Aggregate Contributions may be corrected using one of the methods described in subparagraphs (1) and (2) below. The Plan Sponsor shall elect the method of correction to be used and shall apply such method to the correction of the Excess Annual Contribution for the Plan Year.

              (1)  Method 1:

                    (a) Any unmatched Employee Contributions (and income) allocated to the Plan for the Plan Year in which the Excess Aggregate Contribution arose shall be distributed to the appropriate Employee after the close of the Plan Year in which the Excess Aggregate Contribution arose and within 12 months after the close of that Plan Year.

                    (b) If, after the application of subparagraph U) (A) above, an Excess Aggregate Contribution still exists, the remaining Excess Aggregate Contribution (and income) shall be forfeited, if forfeitable, or distributed on a pro--rata basis from the Employee's Account attributable to Contribution Percentage
                          Amounts.   The distribution or forfeiture shall be
                          made after the close of the Plan Year in which the Excess Aggregate Contribution arose and within 12 months after the close of that Plan Year. Whether an amount is distributed or forfeited under this subparagraph (B) shall be determined based on the rules set forth in paragraph (b) of this section.

              (2)    Method 2:

                    (a) Any Matching Contributions (and Qualified Matching Contributions, to the extent not taken into account for purposes of the Actual Deferral Percentage
                          Test), and income allocable thereto, shall be forfeited, if forfeitable, or distributed to the appropriate Highly Compensated Employee. The distribution or forfeiture shall be made after the close of the Plan Year in which the Excess Aggregate Contribution arose and within 12 months after the close of that Plan Year.
                          Whether an amount is forfeited or distributed shall be determined under the rules set forth in paragraph
                          (b) of this section.

        (B) Determination of Distributable and Forfeitable Amounts. For purposes of paragraph (a) of this section:

              (1) An Excess Aggregate Contribution attributable to Employee Contributions, vested Matching Contributions, Qualified Matching Contributions (and, if: applicable, Qualified Nonelective Contributions and Elective Deferral Contributions) shall be distributed to the appropriate Highly Compensated Employee in accordance with the terms of this section.

              (2) An Excess Aggregate Contribution attributable to an Employee's nonvested Matching Contributions shall be forfeited in accordance with the terms of this section.

              (3) A Highly Compensated Employee's vested and nonvested interest in Matching Contributions (and income allocable thereto) attributable to Excess Aggregate Contributions shall be based on the proportion that represents the Employee's 'Vested interest in Matching Contributions under the Plan for the Plan Year in which the Excess Aggregate Contribution arose.

        (C) Forfeited Excess Aggregate Contributions. in accordance with paragraph (b) of this section, the amount that represents the Employee's nonvested interest in Matching Contributions (and income), and is attributable to Excess Aggregate Contributions, shall be forfeited. Forfeitures of Excess Aggregate Contributions shall be:

              (1) Applied to reduce Employer Contributions for the Plan Year in which the excess arose, but allocated as in (2) below, to the extent the excess exceeds Employer Contributions or the Employer has already contributed for such Plan Year.

              (2) Allocated, after all other Forfeitures under the Plan, to the Participant's Account of each Nonhighly Compensated Employee who made elective Deferral Contributions or Employee Contributions during the Plan Year in which the excess arose in the ratio which each such Employee's Compensation for the Plan Year bears to the total Compensation of all such Employees for the Plan Year. The allocation shall be treated as a Matching Contributions for the purposes of the Plan.

        (D) Income Allocable to Excess Aggregate Contributions. For purposes of this section, the income allocable to Excess Aggregate Contributions is equal to the sum of the allocable gain or loss for the Plan Year, and shall be determined as follows:

              (1) The income allocable to Excess Aggregate Contributions is determined by multiplying the income for the Plan Year allocable to Contribution Percentage Amounts by a fraction. The numerator of the fraction is the Excess Aggregate Contributions for the Employee for the Plan Year. The denominator of the fraction is equal to the sum of: (A) the total account balance of the Employee attributable to Contribution Percentage Amounts as of the beginning of the Plan Year, plus (B) the Contribution Percentage Amounts for the Plan Year.

              (2) The allocable gain or loss for the period between the end of the Plan Year and the date of correction shall not be taken into consideration when determining the income allocable to Excess Aggregate Contributions.

        (E) The distribution of Excess Aggregate Contributions (and income) made to Family Members of a family group that was combined for purposes of determining a Highly Compensated Employee's Actual Contribution Ratio shall be allocated among Family Members in proportion to the Contribution Percentage Amounts (including any amounts required to be taken into account under subparagraphs
              (b)(1) and (b)(2) of Section 1.5 of the Plan) of each Family Member that are combined to determine the Actual Contribution Ratio.

        (F) In the event of a complete termination of the Plan during the Plan Year in which an Excess Aggregate Contribution arose, the corrective distribution or forfeiture shall be made as soon as administratively feasible after the date of termination of the Plan, but in no event later than 12 months after the date of termination.

        (G) If the entire account balance of a Highly Compensated Employee is distributed during the Plan Year in which the Excess Aggregate Contribution arose, the distribution shall be deemed to have been a corrective distribution of Excess Aggregate Contributions (and income) to the extent that a corrective distribution would otherwise have been required.

        (H) Any distribution of less than the entire amount of Excess Aggregate Contributions (and income) shall be treated as a pro--rate distribution of Excess Aggregate Contributions and allocable income or loss.

        (I) In no case may the amount of Excess Aggregate Contributions distributed to a Highly Compensated Employee exceed the amount of Employee Contributions and matching Contribution made on behalf of the Highly Compensated Employee for the Plan Year.

        (J) A distribution of Excess Aggregate Contributions (and income) shall be made under this section without regard to any notice or consent otherwise required under sections 411 (a) (11) and 417 of the Code.

4.18 CORRECTIVE DISTRIBUTION OF EXCESS DEFERRALS. Notwithstanding any other provision of the Plan, Excess Deferrals, plus any income and minus any loss allocable thereto, may be distributed to any Participant to whose account Excess Deferrals were allocated for the individuals taxable year. Such a corrective (distribution shall be made in accordance with this section.

        (A)    Correction of Excess Deferrals After Taxable Year.

              (1) Not later than the March 15 following the close of a Participant's taxable year, the Participant may notify the Plan of the amount of Excess Deferrals received by the Plan during that taxable year. The notification shall be in writing, shall specify the Participant's Excess Deferrals, and shall be accompanied by the Participant's written statement that if such amounts are not distributed, these amounts, when added to all other Elective Deferral Contributions made on behalf of the Participant during the taxable year, shall exceed the dollar limitation specified in section 402(g) of the Code.

              (2) The Participant is deemed to have notified the Plan of Excess Deferrals if, not later than the March 15 following the close of a Participant's taxable year, the Employer notifies the Plan on behalf of the Participant of the Excess Deferrals. Such Excess Deferrals shall be calculated by taking into account only Elective Deferral Contributions under the Plan and any other plans of the Employer.

              (3) Not later than the April 15 following the close of the taxable year, the Plan shall distribute to the Participant the amount of Excess Deferrals designated under subparagraphs (1) or (2) above.

        (B) Correction of Excess Deferrals During the Taxable Year. A Participant who has an Excess Deferral during a taxable year may receive a corrective distribution during the same year. Such a corrective distribution shall be made if:

              (1) The Participant designates the distribution as an Excess Deferral. The designation shall be made in the same manner as the notification described in subparagraph
                    (a)(1) of this section. The Participant will be deemed to have designated the distribution as an Excess Deferral if the Employer makes the designation on behalf of the Participant to the extent that the Participant has Excess Deferrals for the taxable year calculated by taking into account only Elective Deferral Contributions to the Plan and other plans of the Employer.

              (2) The corrective distribution is made after the date on which the Plan received the Excess Deferral.

              (3) The Plan designates the distribution as a distribution of Excess Deferrals.

        (C) If the Participant provides the Employer with satisfactory evidence and written notice to demonstrate that all Elective Deferral Contributions by the participant in this Plan and any other qualified plan exceed the applicable limit under section 402 (g) of the Code for such individual's taxable year, then the Plan Administrator may (but is not required to) distribute sufficient Elective Deferral Contributions (not to exceed the amount of Elective Deferral Contributions actually contributed on behalf of the Participant to this Plan during the Participant's taxable year) from this Plan to allow the Participant to comply with the applicable limit. The evidence provided by the Participant must establish clearly the amount of Excess Deferrals. The Participant must present this evidence to the Plan Administrator by the March 1 following the end of the calendar year in which the Excess Deferrals occurred.

        (D) Income Allocable to Excess Deferrals. The income allocable to Excess Deferrals is equal to the sum of allocable gain or loss for the taxable year of the individual and shall be determined as follows:

              (1) The gain or loss allocable to Excess Deferrals is determined by multiplying the income for the taxable year allocable to Elective Deferral Contributions by a fraction. The numerator of the fraction is the Excess Deferrals by the Employee for the taxable year. The denominator of the fraction is equal to the sum of:

                    (a) The total account balance of the Employee attributable to Elective Deferral Contributions as of the beginning of the tax year, plus

                    (b) The Employee's Elective Deferral Contributions for the taxable year.

              (2) The income allocable to Excess Deferrals shall not include the allocable gain or loss for the period between the end of the taxable year and the date of distribution.

        (E) No Employee or Spousal Consent Required. A corrective distribution of Excess Deferrals (and income) shall be made without regard to any notice or consent otherwise required under sections 411(a)(11) and 417 of the Code.

        (F) Any Matching Contributions or Qualified Matching Contributions that relate to the Excess Deferral being distributed shall be forfeited. The Matching Contribution so forfeited shall be in proportion to the applicable Employee's vested and nonvested interest in matching Contributions under the Plan for the Plan Year in which the

              Excess Deferral arose.   Forfeitures of Matching Contributions
              or Qualified Matching Contributions that relate to Excess Deferrals shall be:

              (1) Applied to reduce Employer Contributions for the Plan Year in which the excess arose, but allocated as in (2) below, to the extent the excess exceeds Employer Contributions or the Employer has already contributed for such Plan Year.

              (2) Allocated, after all other Forfeitures under the Plan, to the Participant's Account of each Nonhighly Compensated Employee who made Elective Deferral Contributions during the Plan !Year in which the excess arose in the ratio which each such Employee's Compensation for the Plan Year bears to the total Compensation of all such Employees for the Plan Year. The allocation shall be treated as a Matching Contribution for the purposes of the Plan.

4.19 QUALIFIED CONTRIBUTIONS. In lieu of distributing Excess Contributions as provided in Section 4.16 of the Plan, or Excess Aggregate Contributions as provided in Section 4.17 of the Plan, the Employer may take the actions specified below in order to satisfy the Actual Deferral Percentage Test or the Actual Contribution Percentage Test, or both, pursuant to the regulations under the Code.

        (A) At the election of the Plan Sponsor, Qualified Nonelective Contributions or Qualified Matching Contributions, or both, may be taken into account as Elective Deferral Contributions for purposes of calculating the Actual Deferral Ratio of a Participant.

              The amount of Qualified Nonelective Contributions or Qualified Matching Contributions made under the terms of this Plan and taken into account as Elective Deferral Contributions for purposes of calculating the Actual Deferral Ratio, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Qualified Nonelective Contributions or Qualified Matching Contributions, or both, that are needed to meet the Actual Deferral Percentage Test.

        (B) At the election of the Plan Sponsor, Qualified Nonelective Contributions or Elective Deferral Contributions, or both, may be taken into account as Matching Contributions for purposes of calculating the Actual Contribution Ratio of a Participant.

              The amount of Qualified Nonelective Contributions or Elective Deferral Contributions made under the terms of this Plan and taken into account for purposes of calculating the Actual Contribution Ratio, subject to such other requirements as may be prescribed by the Secretary of the

              Treasury, shall be such Qualified Nonelective Contributions or Elective Deferral Contributions, or both, that are needed to meet the Actual Contribution Percentage Test.

        (C) Any Qualified Nonelective Contribution, Qualified Matching Contribution, and Elective Deferral Contributions taken into account under paragraphs (a) or (b) must be allocated to the Employee's Account as of a date within the Plan Year in which the Excess Contribution or Excess Aggregate Contribution arose and must be paid to the Plan no later than the 12-month period immediately following the Plan Year to which the contribution relates.

4.20    MULTIPLE USE OF ALTERNATIVE LIMITATION.

        (A) Multiple use of the alternative limitation occurs if all of the conditions of this paragraph (a) are satisfied:

              (1) One or more Highly Compensated Employee of the Employer are eligible employees in both a cash or deferred arrangement subject to section 401(k) and a plan maintained by the Employer subject to section 401(m).

              (2) The sum of the Actual Deferral Percentage of the entire group of eligible Highly Compensated Employees under the arrangement: subject to section 401(k) and the actual Contribution Percentage of the entire group of eligible Highly Compensated Employees under the Plan subject to section 401(m) exceeds the aggregate limit of paragraph
                    (c) of this section.

              (3) Actual Deferral Percentage of the entire group of eligible Highly Compensated Employees under -the arrangement subject to section 401(k) exceeds the amount described in section 401(k)(3)(A)(ii)(I).

              (4) The Actual Contribution Percentage of the entire group of eligible Highly Compensated Employees under the arrangement subject to section 401(m) exceeds the amount described in section 401(m)(2)(A)(i).

        (B) For purposes of this section, the aggregate limit is the greater of:

              (1)   The sum of -

                    (a) 1.25 times the greater of the relevant Actual Deferral Percentage, and

                    (b) Two percentage points plus the lesser of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage. in no event, however, may this amount exceed twice the lesser of the relevant Actual Deferral Percentage or the Actual Contribution Percentage; or

              (2)   The sum of-

                    (a) 1.25 times the lesser of the relevant Actual Deferral Percentage (Dr the relevant Actual Contribution Percentage, and

                    (b) Two percentage points plus the greater of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage. In no event, however, may this amount exceed twice the greater of the relevant Actual Deferral Percentage or the relevant Actual Contribution Percentage.

        (C) For purposes of paragraph (b) of this section, the term "relevant Actual Deferral Percentage, means the Actual Deferral Percentage of the group of Nonhighly Compensated Employees under the arrangement subject to section 401(k) for the Plan Year, and the term "relevant Actual Contribution Percentage" means the Actual Contribution Percentage of the group of Nonhighly Compensated Employees eligible under the Plan subject to section 401(m) for the Plan Year beginning with or within the Plan Year of the arrangement subject to section 401(k).

        (D) The Actual Deferral Percentage and Actual Contribution Percentage of the group of eligible Highly Compensated Employees are determined after use of Qualified Nonelective Contributions and Qualified Matching Contributions to meet the requirements of the Actual Deferral Percentage Test and after use of Qualified Nonelective Contributions and Elective Deferral Contributions to meet the requirements of the Actual Contribution Percentage Test. The Actual Deferral Percentage and Actual Contribution Percentage of the group of Highly Compensated Employees are determined after any corrective distribution or forfeiture of Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions and after recharacterization of Excess Contributions required without regard to this section. Only plans and arrangements maintained by the Employer are taken into account under paragraph (b). If the Employer maintains two or more cash or deferred arrangements subject to section 401(k) that must be mandatorily disaggregated pursuant to section 401(k)-1(g)(11)(iii) multiple use is tested separately with respect to each plan.

        (E) If multiple use of the alternative limit occurs with respect to two or more plans or arrangements maintained by the Employer, it shall be corrected by reducing the Actual Contribution Percentage of Highly Compensated Employees in the manner described in paragraph (f) of this section. instead of making this reduction, the Employer may eliminate the multiple use of the alternative limitation by making Qualified Nonelective Contributions to the Plan.

         (F) The amount of the reduction by which each Highly Compensated Employee's Actual Contribution Ratio is reduced shall be treated as an Excess Aggregate Contribution. The Actual Contribution Percentage of all Highly Compensated Employees under the plan subject to reduction shall be reduced so that there is no multiple use of the alternative limitation.

                                      ARTICLE V
                             LIMITATIONS ON ALLOCATIONS


5.1 LIMITATIONS ON ALLOCATIONS. Definitions - The following definitions are atypical terms which refer only to terms used in the Limitations on Allocations Sections of this Article V.

        (A)   Annual Additions.    The term Annual Additions shall mean the
              sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

              (1) all contributions made by the Employer which shall include:

                    *     Elective Deferral Contributions, if any;

                    *     Matching Contributions, if any;

                    *     Qualified Matching Contributions, if any;

                    *     Nonelective Contributions, if any;

                    *     Qualified Nonelective Contributions, if any;

              (2)    all Forfeitures, if any;

              (3)    all Employee Contributions, if any.

              For the purposes of this Article, Excess Amounts reapplied under
              Section 5.2 (D) shall also be included as Annual Additions. Also, for the purposes of this Article, Employee Contributions are determined without regard to deductible employee contributions within the meaning of section 72(o) (5) of the Code.

              Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Internal Revenue Code section 415(1) (2), which is part of a defined benefit plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Internal Revenue Code section 419A(d) (3), under a welfare benefit fund, as defined in internal Revenue Code section 419(e), maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

              Contributions do not fail to be Annual Additions merely because they are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions or merely because Excess Contributions or Excess Aggregate Contributions are corrected through distribution or recharacterization.

              Excess Deferrals that are distributed in accordance with Section
              4.18 of the Plan are not Annual Additions.

              Forfeited matching Contributions that are forfeited because the contributions to which they relate are treated as Excess Aggregate Contributions, Excess Contributions, or Excess Deferrals and that are reallocated to the Participant Accounts of other Participants for the Plan Year in which the forfeiture occurs, are treated as Annual Additions for the Participants to whose accounts they are reallocated and for the Participants from whose accounts they are forfeited.

        (B) Compensation. The term Compensation means wages within the meaning of section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a) (2) of the Code).

              For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this article, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

        (C) Defined Contribution Dollar limitation. The term Defined Contribution Dollar Limitation shall mean $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in internal Revenue Code section 415(b) (1) as in effect for the Limitation Year.

        (D) Employer. The term Employer shall mean the Employer that adopts this Plan. in the case of a group of employers which constitutes a controlled group of corporations (as defined in internal Revenue Code section 414(b) as modified by section 415(h)), or which constitutes trades or business (whether or not incorporated) which are under common control (as defined in section 414(c) as modified by section 415(h)), or affiliated service groups (as defined in section 414(m)) of which the adopting Employer is a part, all such employers shall be considered a single Employer for purposes of applying the limitations of this Article.

        (E) Excess Amount. The term Excess Amount shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

        (F) Limitation Year. The term Limitation Year shall mean the calendar year.

        (G) Maximum Permissible Amount. The term Maximum Permissible Amount shall mean the lesser of (1) the Defined Contribution Dollar Limitation, or (2) 25 % of the Participant's Compensation for the Limitation Year.

              If a short Limitation Year is created because of an amendment changing the Limitation Year to a different period of 12 consecutive months, the Maximum Permissible Amount for the short Limitation Year will be the lesser of (1) the ]Defined Contribution Dollar Limitation multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is 12, or (2) 25% of the Participant's Compensation for the short Limitation Year.

5.2 LIMITATIONS ON ALLOCATIONS. If the Employer does not maintain any qualified plan in addition to this Plan:

        (A) The amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan.

        (B) Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of the Participant's estimated annual Compensation. Such Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any employer contributions based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years.

        (C) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year. in the event a Participant separates from the Service of the Employer prior to the end of the Limitation Year, the Maximum Permissible Amount for such Participant shall hie determined prior to any distribution of his Participant's Account on the basis of his actual Compensation. Any Excess Amounts shall be disposed of in accordance with Section 5.2 (D).

        (D) If there is an Excess Amount with respect to a Participant for a; Limitation Year as a result (of a reasonable error in estimating the Participants annual compensation, an allocation of forfeitures, a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g) (3) of the Code) that may be made with respect to any individual under the limits of section 415 of the Code, or under other limited facts and circumstances which the Commissioner finds justified, such Excess Amount shall be disposed of as follows:

              (1) Any Employee Contributions (including earnings and losses thereon) shall be returned to the Participant, to the extent chat the return would reduce the Excess Amount. This distribution shall be made as soon as administratively feasible after the Excess Amount is determined. Employee Contributions so returned shall be disregarded for purposes of the Actual Contribution Percentage Test.

              (2) If, after the application of subparagraph (1) , an Excess Amount still exists, (excluding Elective Deferral Contributions) such Excess Amount shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all Participants in the Plan. The excess amount must be used to reduce Employer Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the Participants in the Plan. For purposes of this subparagraph, the Excess Amount may not be distributed to Participants or former Participants.

              (3) If, after the application of subparagraph (2) an Excess Amount still exists, then the Participant's Elective Deferral Contributions (including earnings and losses thereon) allocated for the Limitation Year shall be returned to the Participant to the extent that an Excess Amount exists. This distribution shall be made as soon as administratively feasible after the Excess Amount is determined. Any Elective Deferral Contributions returned under this paragraph shall be disregarded for purposes of the Actual Deferral Percentage Test.

              (4) Alternatively, if after the application subparagraph (1) an Excess Amount still exists, the Plan Administrator may elect to dispose of the Excess Amount by applying the procedure in subparagraph (3) before applying the procedure in subparagraph (2) if the Plan Administrator makes this election, the Plan Administrator must apply it uniformly to all Participants in a Limitation Year.

              (5) If a suspense account is in existence at any time during a Limitation Year pursuant to this section, it will not participate in the allocation (of investment gains or losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer Contributions or Employee Contributions which would constitute Annual Additions any be made to the Plan for that Limitation Year.

5.3 LIMITATIONS ON ALLOCATIONS. If the Employer maintains one or more defined contribution plans in addition to this Plan:

        (A) The amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for a Limitation Year, shall not exceed the lesser of:

              (1) The Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's

                    Account for the same Limitation Year under this Plan and such other defined contribution plan; or

              (2)    Any other limitation contained in this Plan.

              Prior to the determination of the Participant's actual Compensation for the Limitation Year, the amounts referred to in Subsection (1) above may be determined on the basis of the Participant's estimated annual Compensation for such Limitation Year. Such estimated annual Compensation-shall be determined for all Participants similarly situated.

              Any contribution made by the Employer based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years, if applicable.

        (B) As soon as is administratively feasible after the end of the Limitation Year, the amounts referred to in Section 5.3 (A) shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

        (C) If amounts are contributed to a Participant's Account under this Plan on an allocation date which does not coincide with the allocation date(s) for all such other plans, and if a Participant's Annual Additions under this Plan and all such other plans result in an Excess Amount, such Excess Amount shall be deemed to have derived from those contributions last allocated.

        (D) If an Excess Amount was allocated to a Participant: on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributable to this Plan will be the product of (1) and (2) below:

              (1) The total Excess Amount allocated as of such date (including any amount which would have been allocated but for the limitations of internal Revenue Code section 415).

              (2) The ratio of (1) the amount allocated to the Participant as of such date under this Plan, divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Internal Revenue Code section 415).

        (E) Any Excess Amounts attributed to this Plan shall be disposed of as provided in Section 5.2 (D).

5.4 LIMITATIONS ON ALLOCATIONS. If the Employer maintains a defined benefit plan in addition to this Plan:

        (A) If an individual is a Participant at any time in both this Plan and a defined benefit plan maintained by the Employer, the sum of the Defined Benefit Plan Fraction and the Defined Contribution plan Fraction for any year may not exceed 1.O. in the event that the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction exceeds 1.0, the Defined Contribution Plan Fraction will be reduced until the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction does not exceed 1.O.

              If an individual was a Participant in this Plan or in any other defined contribution plan maintained by the Employer which was in existence on July 1, 1982, the numerator of the Defined Contribution Plan Fraction will be adjusted if the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
              (1) the excess of the sum of the Fractions over 1.0 times (2) the denominator of the Defined Contribution Plan Fraction, will be permanently subtracted from the numerator of the Defined Contribution Plan Fraction. The adjustment is calculated using the Fractions as they would be computed as of the later of the end of the last Limitation Year beginning before January 1, 1983 or June 30, 1983. This adjustment also will be made if at the end of the last Limitation Year beginning before January 1, 1984 the sum of the Fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this Article became effective to any plans of the Employer in existence on July 1, 1982.

              In addition, if an individual was a Participant in this Plan or in any other defined contribution plan maintained by the Employer which was in existence on May 6, 1986, the numerator of the Defined Contribution Plan Fraction will be adjusted if the Employer's defined benefit plan was also in existence on May 6, 1986 and the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the Fractions over 1.0 times (2) the denominator of the Defined Contribution Plan Fraction, will be permanently subtracted from the numerator of the Defined Contribution Plan Fraction. This adjustment is calculated using the Fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987. In the event that a Participant's accrued benefit as of December 31, 1986 under the defined benefit plan exceeds the defined benefit dollar limitation set forth in Internal Revenue Code section 415(b) (1) , the amount of that accrued benefit shall be used in both the numerator and the denominator of the Defined Benefit Plan Fraction in making this adjustment.

              For purposes of this Section 5.4, all defined benefit plans of the Employer, whether or not terminated, will be treated as one defined benefit plan and all defined contribution plans of the Employer, whether or not terminated, will be one defined contribution plan.

        (B) The Defined Benefit Plan Fraction for any year is a fraction, the numerator of which is the Participant's Projected Annual Benefit under the defined benefit plan (determined as of the close of the Limitation Year), and the denominator of which is the lesser of (1) or (2) below:

              (1) 1.25 times the dollar limitation in effect under Internal Revenue Code section 415(b) (1) (A) on the last day of the Limitation Year; or

              (2) 1.4 times the amount which may be taken into account under Internal Revenue Code section 415(b) (l) (B) with respect to such Participant for the Limitation year.

              Notwithstanding the above, if the Participant was a participant in one or more defined benefit plans maintained by the Employer which were in existence on July 1, 1982, the denominator of the Defined Benefit Plan Fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the later of the end of the last Limitation Year beginning before January 1, 1983 or June 30, 1983. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Internal Revenue Code section 415 as in effect at the end of the 1982 Limitation Year.

        (C) A Participant's Projected Annual Benefit is equal to the annual benefit to which the Participant would be entitled under the terms of the defined benefit plan based upon the following assumptions:

              (1) The Participant will continue employment until reaching Normal Retirement Age as determined under the terms of the plan (or current age, if that is later);

              (2) The Participant's Compensation for the Limitation Year under consideration will remain the same until the date the Participant attains the age described in sub-division
                    (1) of this subparagraph; and

              (3) All other relevant factors used to determine benefits under the plan for the Limitation Year under consideration will remain constant for all future Limitation Years.

        (D) The Defined Contribution Plan Fraction for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts in such Limitation Year and for all prior Limitation Years, and the denominator of which is the lesser of (1) or (2) below for such Limitation Year and for all prior Limitation Years of such Participant's employment (assuming for this purpose, that Internal Revenue Code section 415(c) had been in effect during such prior Limitation Years):

              (1) 1.25 times the dollar limitation in effect under Internal Revenue Code section 415(c) (1) (A) on the last day of the Limitation Year; or

              (2) 1.4 times the amount which may be taken into account under Internal Revenue Code section 415(c) (1) (B) with respect to such Participant for the Limitation Year.

              For the purposes of determining these Limitations on Allocations, any non-deductible employee contributions made under a defined benefit plan will be considered to be a separate defined contribution plan and will be considered to be part of the Annual Additions for the appropriate Limitation Year.

              Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as Annual Additions.

        (E) Notwithstanding the foregoing, at the election of the Plan Administrator, in computing the Defined Contribution Plan Fraction with respect to any Plan Year ending after December 31, 1982, the denominator shall be an amount equal to the product of:

              (1) The denominator of the Defined Contribution Plan Fraction, computed in accordance with the rules in effect for the Plan Year ending in 1982; and

              (2)   the transition fraction, which is a fraction:

                    (a)   the numerator of which is the lesser of:

                          (i)       $51,875, or

                          (ii) 1.4 times 25% of the Compensation of the Participant for the Plan Year ending in 1981, and

                    (b)   the denominator of which is the lesser of:

                          (i)       $41,500, or

                          (ii) 25% of the Compensation of the Participant for the Plan Year ending in 1981.

                                     ARTICLE VI
                              DISTRIBUTION OF BENEFITS


6.1 DISTRIBUTIONS IN GENERAL. Distributions from the Plan shall be made in the form of at single stun payment. The portion of a Participant's Vested Interest invested in whole shares of Company Stock shall be distributed in the form of such stock. The remainder of the Participant's Vested Interest (including fractional shares of Company Stock) shall be distributed in cash. Distributions and withdrawals from the Plan shall be made on the basis of the balance of the Participant's Account as of the valuation date prescribed in Section
        13.8 preceding the event giving rise to the distribution or withdrawal, plus the amount of any subsequently, credited contributions. All distributions are subject to the provisions of
        Article VIII, Joint and Survivor Requirements.

6.2 TIMING OF DISTRIBUTIONS. if the value of a Participant's Vested interest exceeds (or at the time of any prior distribution exceeded) $3,500 and is immediately distributable (as defined in Section 8.5), the Participant must consent to the distribution before it is made.

        Instead of consenting to a distribution, the Participant may rake a written election to defer the distribution for a specified period of time ending no later than the Participant's Normal Retirement Age. Such election to defer shall be irrevocable.

        If the Participant does not consent to a distribution (Dr if no election to defer is made by the end of the second Plan Year following the Plan Year of the Participant's Termination of Employment pursuant to income Tax Regulation 1.411(a)-ll, all benefits shall be deferred to, and distribution shall be made as of the Participant's Normal Retirement Age.

        A Participant whose actual retirement date is on or after his Normal Retirement Age may not elect to defer distribution of his benefit beyond the date of his actual retirement.

        If the value of a Participant's Vested interest is $3,500 or less at the time it becomes payable, the distribution shall be made as soon as practicable following such Participant's Termination of Employment. Such a distribution may not be deferred.

        Unless the Participant elects otherwise, the payment of benefits under this Plan to the Participant shall begin not later than the 60th day after the close of the Plan Year in which the later of (a) or (b), below, occurs:

        (A) the date on which the Participant attains his Normal Retirement Age or age 62, if later; or

         (B) the date on which the Participant terminates his Service (including Termination of Employment, death or Disability) with the Employer.

        Notwithstanding the foregoing, the failure of a Participant and spouse, if required, to consent to a distribution while a benefit is immediately distributable within the meaning of Section 8.5 shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy the above paragraph.

6.3 DISTRIBUTION LIMITATION. Elective Deferral Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions, and income allocable to each, are not distributable to a Participant or a Beneficiary, in accordance with such Participant's or Beneficiary's election, (earlier than upon the Participant's Termination of Employment, death, or disability.

        Such amounts may also be distributed upon:

        (A) Termination of the Plan without the establishment or maintenance of a successor plan.

              For purposes of this paragraph, a successor plan is any other defined contribution plan maintained by the same employer. However, if fewer than two percent of the Employees who are eligible under the Plan at the time of its termination are or were eligible under another defined contribution plan at any time during the 24 month period beginning 12 months before the time of the termination, the other plan is not a successor plan. The term "defined contribution plan" means a plan that is a defined contribution plan as defined in section 414(i) of the Code, but does not include an employee stock ownership plan as defined in section 4975(e) or 409 of the Code or a simplified employee pension as defined in section 408(k) of the Code. A plan is a successor plan only if it exists at the time the Plan is terminated or within the period ending 12 months after distribution of all assets from the Plan.

              After March 31, 1988, a distribution may be made under this paragraph only if it is a lump sum distribution. The term "lump sum distribution" has the same meaning provided in section 402(e) (4) of the Code, without regard to subparagraphs (A)(i) through (iv), (B), and (H) of that section.

        (B) The disposition by the Employer to an unrelated corporation of substantially all the assets (within the meaning of section 409(b) (2) of the Code) used in the trade or business of the Employer if the Employer continues to maintain this Plan after the disposition. However, a distribution may be made under this paragraph only to an Employee who continues employment with the corporation acquiring such assets.

              In addition, this requirement is satisfied only if the purchaser does not maintain the Plan after the disposition. A purchaser maintains the plan of the seller if it adopts the plan or otherwise becomes an employer whose employees accrue benefits under the Plan. A purchaser also maintains the Plan if the Plan is merged or consolidated with, or any assets or liabilities are transferred from the Plan to a plan maintained by the purchaser in a transaction subject to section 414 (1) (1) of the Code. A purchaser is not treated as maintaining the Plan merely because the Plan that it maintains accepts rollover contributions of amounts distributed by the Plan.

              For purposes of this paragraph, the sale of "substantially all" the assets used in a trade or business means the sale of at least 85 percent of the assets.

              After March 31, 1988, a distribution may be made under this
              paragraph only if it is a lump sum distribution.   The term
              "lump sum distribution" has the same meaning provided in section 402(e) (4) of the Code, without regard to subparagraphs (A)(i) through (iv), (B), and (H) of that section.

        (C) The disposition by the Employer to an unrelated entity or individual of the Employer's interest in a subsidiary (within the meaning of section 409(d) (3) of the Code) if the Employer continues to maintain this Plan. However, a distribution may be made under this paragraph only to an Employee who continues employment with such subsidiary.

              In addition, this requirement is satisfied only if the purchaser does not maintain the Plan after the disposition. A purchaser maintains the plan of the seller if it adopts the plan or otherwise becomes an employer whose employees accrue benefits under the Plan. A purchaser also maintains the Plan if the Plan is merged or consolidated with, or any assets or liabilities are transferred from the Plan to a plan maintained by the purchaser in a transaction subject to section 414(1) (1) of the Code. A purchaser is not treated as maintaining the Plan merely because the Plan that it maintains accepts rollover contributions of amounts distributed by the Plan.

              After March 31, 1988, a distribution may be made under this
              paragraph only, if it is a lump sum distribution.   The term
              "lump sum distribution" has the same meaning provided in section 402(e) (4) of the Code, without regard to subparagraphs (A)(i) through (iv), (B), and (H) of that section.

        (D) In the case of Elective Deferral Contributions only, the attainment of age 59-1/2, as described in Section 10.1 of the Plan.

         (E) In the case of Elective Deferral Contributions only, the hardship of the Participant, as described in Section 10.2 of the Plan.

6.4 COMMENCEMENT OF DISTRIBUTIONS. Notwithstanding the provisions of the preceding Timing of Distributions Section, distribution to a Participant will commence no later than the date determined in accordance with the provisions of this Section.

        Distribution to a Participant must be made no later than the first day of April following the calendar year in which he attains age 70-1/2 unless the Participant attains age 70-1/2 before January 1, 1988 and was not a 5% owner in the Plan Year ending in the year in which the Participant attained age 66-1/2 or any later Plan Year. Distribution to such Participant must be made no later than the first day of April following the calendar year in which the Participant's Termination of Employment occurs.

6.5     DISTRIBUTION REQUIREMENTS.

        (A) Except as otherwise provided in Article VIII, the requirements of this Section shall apply on any distribution of a Participant's Accrued Benefit.

        (B) Limits on Settlement Options. Distributions will be made in a lump-sum.

6.6 NON-TRANSFERABLE. The Participant's right to any payments, benefits and refunds is not transferable and shall be free from the claims of all creditors to the fullest extent permitted by law.

6.7 DEATH DISTRIBUTION PROVISIONS. if a Participant dies prior to his commencement of benefits, his entire interest will be distributed no later than five years after such Participant's death.

6.8     ALTERNATE PAYEE SPECIAL DISTRIBUTION.  Distributions pursuant to
        Section 16.8 may be made without regard to the age or employment status of the Participant.




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







                                    ARTICLE VI-A
                                  DIRECT ROLLOVERS


6A.1 This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover, except as otherwise provided by the Employer's administrative procedures as permitted by regulations. In addition, a Distributee's election of a Direct Rollover shall be subject to the following requirements:

        (A) If the Distributee elects to have only a portion of an Eligible Rollover Distribution paid to an Eligible Retirement Plan in a Direct Rollover, that portion must be equal to at least $500.

        (B) If the entire amount of a Distributee's Eligible Rollover Distribution is $500 or less, the distribution may not be divided. Instead, the entire amount must either be paid to the Distributee or to an Eligible Retirement Plan in a Direct Rollover.

        (C) A Distributee may not elect a Direct Rollover if the Distributee's Eligible Rollover Distributions during a year are reasonably expected by the Plan Administrator to total less than $200 (or any lower minimum amount specified by the Plan Administrator).

        (D)   A Distributee may not elect a Direct Rollover of an Offset
              Amount.

        (E) A Distributee's election to make or not make a Direct Rollover with respect to one payment in a series of periodic payments shall apply to all subsequent payments in the series, except that a Distributee shall be permitted at any time to change, with respect to subsequent payments in the series of periodic payments, a previous election to make or not make a Direct Rollover. A change of election shall be accomplished by the Distributee notifying the Plan Administrator of the change. Such notice must be in the form and manner prescribed by the Plan Administrator.

6A.2    Definitions.
        (A) Direct Rollover: A Direct Rollover is a payment by the plan to the Eligible Retirement Plan specified by the Distributee.

        (B) Distributee: A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

        (C) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or an individual retirement annuity.

        (D) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401 (a) (9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

        (E) Offset Amount: An Offset Amount is the amount by which a Participant' s Account is reduced to repay a loan from the Plan (including the enforcement of the Plan's security interest in the Participant's Account).




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







                                     ARTICLE VII
                                 RETIREMENT BENEFITS


7.1 NORMAL RETIREMENT. An Active Participant who attains his Normal Retirement Age shall have a Vesting Percentage of 100%. If a Participant retires from the active Service of the Employer on his Normal Retirement Date, he shall be entitled to receive a distribution of the entire value of his Participant's Account.

7.2 EARLY RETIREMENT. A Participant who retires from the Service of the Employer on his Early Retirement Date shall have a Vesting Percentage of 100% and shall be entitled to receive a distribution of the entire value of his Participant's Account.

7.3 LATE RETIREMENT. A Participant may continue in the Service of the Employer after his Normal Retirement Age, and in such event he shall retire on his Late Retirement Date. Such Participant shall continue as a Participant under this Plan until such Late Retirement Date. The Participant shall have a Vesting Percentage of 100% and shall be entitled to receive a distribution of the entire value of his Participant's Account.

7.4 DISABILITY RETIREMENT. A Participant who retires from the Service of the Employer on account of Disability shall have a Vesting Percentage of 100% and shall be entitled to receive a distribution of the entire value of his Participant's Account.

                                    ARTICLE VIII
                           JOINT AND SURVIVOR REQUIREMENTS


8.1 GENERAL. The provisions of this Article shall take precedence over any conflicting provision in this Plan.

8.2 SPECIAL RULE FOR PROFIT SHARING PLANS. This Plan meets the following two conditions: (1) the Participant cannot elect payments in the form of a life annuity, and (2) on the death of the Participant, the Participant's vested interest will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or, if the surviving spouse has already consented in a manner conforming to a Qualified Election, then to the Participant's designated Beneficiary. In addition, with the exception of Rollover Contributions as permitted under the terms of Article IV, assets which are not attributable to contributions made under !:he terms of this Plan may not be held hereunder and therefore this Plan will not be a direct or indirect transferee of a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus, or profit sharing plan which would otherwise provide for a life Annuity form of payment to the Participant.

8.3 QUALIFIED ELECTION. A Participant may designate a Beneficiary other than his spouse if the spouse consents in a manner conforming to a Qualified Election. The waiver must be in writing and must be consented to by the Participant's spouse. The spouse's consent to a waiver must be in writing, must acknowledge the financial effect of the waiver, and must be witnessed by a member of the Administrative Committee or notary public. If the spouse's consent specifically acknowledges a nonspouse Beneficiary designated by the Participant and does not grant the Participant the right to make future changes to this designation without spousal consent, then the Participant may not subsequently designate another nonspouse Beneficiary without the further written consent of the spouse. Alternatively, the spouse's consent may expressly allow the Participant to change his-designation of a nonspouse Beneficiary without additional spousal consent. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Administrative Committee that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed Qualified Election, The designated spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of The spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

8.4 SPOUSE (SURVIVING SPOUSE). A former spouse may be treated as the spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order as described in Internal Revenue Code section 414(p).


8.5 CONSENT REQUIREMENTS. The Participant's consent shall not be required to the extent that a distribution is required to satisfy section 401(a) (9) or section 415 of the Code. An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained, if not deceased) the later of the Normal Retirement Date or age 62.

                                     ARTICLE IX
                              TERMINATION OF EMPLOYMENT


9.1 DISTRIBUTION. As of a Participant's Termination of Employment, he shall be entitled to receive a distribution of his entire Vested Interest. Such distribution shall be further subject to the terms and conditions of Article VI.

        If at the time of his Termination of Employment the Participant is not 100% vested and does not take a distribution from the portion of his Vested interest that is attributable to employer contributions, the non-vested portion of his Participant's Account shall be placed in a separate account and will become a Forfeiture upon the date such terminated Participant incurs five consecutive One-Year Breaks in Service.

        If at the time of his Termination of Employment the Participant is not 100% vested and does take a distribution from the portion of his Vested Interest that is attributable to employer contributions, or if the Participant is 0% vested, the non-vested portion of his Participant's Account shall be placed in a separate account and will become a Forfeiture immediately.

        If a terminated Participant, whose separate account became a Forfeiture in accordance with the terms of the preceding paragraph, is later rehired by the Employer and re-enrolls in the Plan before incurring five consecutive One-Year Breaks in Service, then the amount of the Forfeiture shall be restored by the Employer.

        In addition, such rehired Participant shall be entitled to repay the distribution that was made at his Termination of Employment attributable to employer contributions. Such repayment must be made before the Participant has incurred five consecutive One-Year Breaks in Service following the date he received the distribution or five years after the Participant is re-employed by the Employer, whichever date is earlier. If at the time of his previous Termination of Employment the Participant was more than 0% vested, a Forfeiture shall be restored by the Employer for the Participant pursuant to the foregoing provisions of this Section 9.1 only if the Participant first repays the entire portion of his distribution attributable to employer contributions.

        Until the time a re-employed Participant repays the distribution made at his Termination of Employment in accordance with the preceding terms of this Section, or if the Participant does not repay such distribution or had not, taken a distribution, the Participant's vested or nonforfeitable portion of the separate account established in accordance with this Section shall, an any relevant time, be equal to an amount ("X") determined by the following formula:

              X = P {AB + (R x D) - (R x D)

        For the purposes of applying this formula:


        P     =     The Participant's Vesting Percentage
                    at the relevant time.
        AB    =     The account balance at the relevant time.
        R     =     The ratio of the account balance
                    at the relevant time to the account balance
                    after the distribution.
        D     =     The amount of the distribution.

9.2 NO FURTHER RIGHTS OR INTEREST. A Participant shall have no further interest in or any rights to any portion of his Participant's Account that becomes a Forfeiture due to his Termination of Employment once the Participant incurs five consecutive One-Year Breaks in Service in accordance with Article II.

9.3 APPLICATION OF FORFEITURES. Any Forfeiture arising in accordance with the provisions of Section 9.1 shall be used by the Employer to reduce and in lieu of the contributions made by the Employer next due under
        Article IV, or to pay Plan expenses, at the earliest opportunity after such Forfeiture becomes available.

        The provisions of the preceding sentence notwithstanding, in the event that a former Participant is rehired by the Employer and the Employer is required by the provisions of Section 9.1 of this Plan to restore the amount of a separate account that had been created upon such Participant's prior Termination of Employment and later forfeited, Forfeitures, if any, will first be used to restore such separate account to its value as of such Participant's prior Termination of Employment date. in the event that the available Forfeitures are not sufficient to make such restoration, the Employer will make an additional contribution sufficient to make such restoration.

                                      ARTICLE X
                                     WITHDRAWALS


10.1 WITHDRAWAL AFTER AGE 59-1/2. A Participant who has attained age 59-1/2, may elect to withdraw from his Participant's Account as of any June 30 or December 31, an amount which is equal to any whole percentage (not exceeding 100%) of his Vested interest in his Participant's Account attributable to:

        *     Elective Deferral Contributions, including earnings

10.2 WITHDRAWAL FOR SERIOUS FINANCIAL HARDSHIP. In the event a Participant suffers a Serious Financial Hardship, to meet such need such Participant may withdraw a portion of his Vested interest attributable to the following and in the following order:

        *     Participant Contributions, excluding earnings

        *     Employee Contributions, including earnings

        *     Earnings on Participant Contributions

        * If such Participant has the number of Years of Service required to have a Vesting Percentage of 100%, Matching Contributions, including earnings, and Nonelective Contributions, including earnings

        * Elective Deferral Contributions, excluding earnings accrued after December 31, 1988,

        provided that the withdrawal is necessary to satisfy an immediate and heavy financial need in accordance with the following provisions:

        (A) The following are the only financial needs considered immediate and heavy for purposes of this section:

              (1) Expenses for medical care described in section 213(d) of the Code previously incurred by the Employee, the Employee's spouse, or any dependents of the Employee (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code;

              (2) Payment of tuition and related educational fees for the next 12 months of post-secondary, education for :he Employee, his or her spouse, children, or dependents (as defined in section 152 of the Code);

              (3) Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments); or

              (4) Payments necessary to prevent the eviction of the Employee from the Employee's principal residence or foreclosure on the mortgage on that residence.

        (B) A withdrawal will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if all of the following requirements are satisfied:

              (1) The hardship withdrawal is not in excess of the amount of the immediate and heavy financial need of the Employee. The amount of an immediate and heavy financial need may include the amounts necessary to apply any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

              (2) The Employee had obtained all distributions, other than hardship withdrawals, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer.

              (3) The Employee is suspended from making Elective Deferral Contributions and Employee Contributions to the Plan for at least 12 months after receipt of the hardship withdrawal. In addition, the Employee must be prohibited under the terms of the plan or an otherwise enforceable agreement from making Elective Deferral Contributions and Employee Contributions to all other plans maintained by the Employer for at least 12 months after receipt of the hardship withdrawal.

                    For this purpose, the phrase ,all other plans of the Employer means all qualified and nonqualified plans of deferred compensation maintained by the Employer. The phrase includes a stock option, stock purchase, or similar plan, or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of section 125 of the Code. However, it does not include the mandatory employee contribution part of a defined benefit plan. It also does not include a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of section 125 of the Code.

              (4) The Employee may not make Elective Deferral Contributions no the Plan for the Employee's taxable year immediately following the taxable year of the hardship withdrawal in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferral Contributions for the taxable
                    year of the hardship withdrawal.   In addition, all other
                    plans maintained by the Employer must limit the Employee's Elective Deferral Contributions for the next taxable year to the applicable limit under section 402 (g) of the Code for that year minus the Employee's Elective Deferral Contributions for the year of the hardship withdrawal.


        (C) The distributable amount is equal to the Employee's total Elective Deferral Contribution as of the date of withdrawal, reduced by the amount of previous withdrawals of Elective Deferral Contributions on account of hardship. The Employee's total Elective Deferral Contributions shall be increased by income allocable to Elective Deferral Contributions. in the case of income allocable to Elective Deferral Contributions, the distributable amount may only include amounts that were credited to the Employee's Account as of December 31, 1988.

10.3 WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS. A Participant may elect to withdraw from his Participant's Account, as of any June 30 or December 31, an amount equal to any whole percentage (not exceeding 100%) of his Vested Interest in his Participant's Account attributable to the value of his Employee Contributions, including earnings.

10.4 WITHDRAWAL OF PARTICIPANT CONTRIBUTIONS. A Participant may elect to withdraw from his Participant's Account, as of any June 30 or December 31, an amount equal to any whole percentage (not exceeding 100%) of his Vested Interest in his Participant's Account attributable to the value of his Participant Contributions, including earnings. Any partial withdrawal from a Participant's Account attributable to the value of his Participant Contributions shall be made first from the Participant Contributions and then from any earnings on such contributions.

10.5 NOTIFICATION. The Participant shall notify the Administrator in writing of his election to make a withdrawal under the preceding provisions of this Article X. Any such election shall be effective as of the date specified in such notice, which date must be at least 15 days after such notice is filed. Payment of the withdrawal shall be subject to the terms and conditions of Article VI.

10.6 NON-REPAYMENT. Withdrawals made in accordance with this Article X may not be repaid.

10.7 SUSPENSION OF CONTRIBUTIONS. if a Participant makes a withdrawal under the preceding provisions of this Article X no Employee Contributions or Elective Deferral Contributions shall be made by or on behalf of such Participant until the January 1 or July 1 coinciding with or next following the end of a period of 12 months commencing on the effective date of such withdrawal.

                                     ARTICLE X-A
                                        LOANS

10A.1 LOANS TO PARTICIPANTS. The Plan Administrator may make a bonafide loan to a Participant, in an amount which, when added to the outstanding balance of all other loans to the Participant from all qualified plans of the Employer, does not exceed the least of: (1) $50,000 reduced by the excess of the Participant's highest outstanding loan balance during the 12 months preceding the date on which the loan is made over the outstanding loan balance on the date the new loan is made, (2) 50% of the Participant's Vested interest in his Participant's Account, or (3) the portion of the Participant's Vested interest not invested in Company Stock.

              The loan shall be made under such terms, security interest, and conditions as the' Plan Administrator deems appropriate, provided; however, that all loans granted hereunder:

              (A) are available to all Participants and Beneficiaries, who are parties in interest pursuant to section 3 (14) of ERISA, on a reasonably equivalent basis;

              (B) are not made available to Highly Compensated Employees on a basis greater than the basis made available to other Employees;

              (C)   bear a reasonable rate of interest;

              (D)   are adequately secured;

              (E) are made in accordance with and subject to all of the provisions of this Article.

              Any loan made to a Participant shall be allocated as an investment of such Participant's Account..

10A.2   LOAN PROCEDURES.  The Plan Administrator shall establish   a written
        set of procedures, set forth in the summary plan description, by which all loans will be administered. Such rules, which are incorporated herein by reference, will include, but not be limited to, the following:

              (A) the person or persons authorized to administer the loan program, identified by name or position;

              (B)   the loan application procedure;

              (C)   the basis for approving or denying loans;

              (D)   any limits on the types of loans permitted;

              (E) the procedure for determining a "reasonable" interest rate;

              (F)   acceptable collateral;

              (G)   default conditions; and

              (H) steps which will be taken to preserve Plan assets in the event of default.

                                     ARTICLE XI
                        FIDUCIARY DUTIES AND RESPONSIBILITIES


11.1 GENERAL FIDUCIARY STANDARD OF CONDUCT. Each Fiduciary of the Plan shall discharge his duties hereunder solely in the interest of the Participants and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. Each Fiduciary shall act with the care, skill, prudence and diligence under the circumstances that a prudent man acting in a like capacity and familiar with such matters would use in conducting an enterprise of like character and with like aims, in accordance with the documents and instruments governing this Plan, insofar as such documents and instruments are consistent with this standard.

11.2 SERVICE IN MULTIPLE CAPACITIES. Any Person or group of persons may serve in more than one Fiduciary capacity with respect to this Plan.

11.3 LIMITATIONS ON FIDUCIARY LIABILITY. Nothing in this Plan shall be construed to prevent any Fiduciary from receiving any benefit to which he may be entitled as a Participant or Beneficiary in this Plan, so long as the benefit is computed and paid on a basis which is consistent with the terms of this Plan as applied to all other Participants and Beneficiaries. Nor shall this Plan be interpreted to prevent any Fiduciary from receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan; except that no Person so serving who already receives full-time pay from-an Employer shall receive compensation from this Plan, except for reimbursement of expenses properly and actually incurred.

11.4 INVESTMENT MANAGER. When an Investment Manager has been appointed he is required to acknowledge in writing that he has undertaken a Fiduciary responsibility with respect to the Plan.




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                                     ARTICLE XII
                                  THE ADMINISTRATOR


12.1 DESIGNATION OF ADMINISTRATIVE COMMITTEE. An Administrative Committee composed of at least three individuals appointed by the Plan Sponsor shall act on behalf of the Administrator to administer the Plan. Each member of the Administrative Committee so appointed shall serve in such office until his death, resignation-or removal by the Plan Sponsor. The Plan Sponsor may remove any member of the Administrative Committee at any time by giving written notice thereof to the members of the Administrative Committee. Vacancies shall likewise be filled from time to time by the Plan Sponsor. The members of the Administrative Committee shall receive no remuneration from the Plan for their services as Administrative Committee members.

12.2 DUTIES AND AUTHORITY. The Administrator shall administer the Plan in a nondiscriminatory manner for the exclusive benefit of Participants and their Beneficiaries.

        The Administrator shall perform all such duties as are necessary to operate, administer, and manage the Plan in accordance with the terms thereof, including but not limited to the following:

        (A) To determine all questions relating to a Participant's coverage under the Plan;

        (B) To maintain all necessary records for the administration of the Plan;

        (C) To compute and authorize the payment of retirement income and other benefit payments to eligible Participants and Beneficiaries;

        (D) To interpret and construe the provisions of the Plan and to make regulations which are not inconsistent with the terms thereof; and

        (E) To advise or assist Participants regarding any rights, benefits, or elections available under the Plan.

        The Administrator shall take all such actions as are necessary to operate, administer, and manage the Plan as a retirement program which is at all times in full compliance with any law or regulation affecting this Plan.

        The Administrator may allocate certain specified duties of plan administration co an individual or group of individuals who, with respect to such duties, shall have all reasonable powers necessary or appropriate to accomplish them.

12.3 EXPENSES AND COMPENSATION. All expenses of administration may be paid out of the Trust fund unless paid by the Employer in the sole discretion of the Plan Sponsor. Such expenses shall include


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






        any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust fund. However, the Employer may reimburse the Trust fund for any administration expense incurred. Any administration expense paid to the Trust fund as a reimbursement shall not be considered an employer contribution.

12.4 INFORMATION FROM EMPLOYER. To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to this Plan as the Administrator may require.

12.5 ADMINISTRATIVE COMMITTEE; MULTIPLE SIGNATURES. in the event that more than one person has been duly nominated to serve on the Administrative Committee and has signified in writing the acceptance of such designation, the signatures of one or more persons may be accepted by an interested party as conclusive evidence that the Administrative Committee has duly authorized the action therein set forth and as representing the will of and binding upon the whole Administrative Committee. No person receiving such documents or written instructions and acting in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of this Plan and Trust. The Administrative Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

12.6 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. Any member of the Administrative Committee, may resign at any time by delivering to the Plan Sponsor a written notice of resignation, to take effect at a date specified therein, which shall not be less than 30 days after the delivery thereof, unless such notice shall be waived.

        A member of the Administrative Committee may be removed with or without cause by the Plan Sponsor by delivery of written notice of removal, to take effect at a date specified therein, which shall be not less than 30 days after delivery thereof, unless such notice shall be waived.

        The Plan Sponsor, upon receipt of or giving notice of the resignation or removal of a member of the Administrative Committee, shall promptly designate a successor member who must signify acceptance of this position in writing. In the event no Administrative Committee is serving, the Administrator will function as the Administrative Committee until a new Administrative Committee has been appointed and has accepted such appointment.

12.7 INVESTMENT MANAGER. The Administrative Committee may appoint, in writing, an investment Manager or Managers to whom is delegated the authority to manage, acquire, invest or dispose of all or any part of the Trust assets. With regard to the assets entrusted to


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







        his care, the Investment Manager shall provide written instructions and directions to the Trustee, who shall in turn be entitled to rely upon such written direction. This appointment and delegation shall be evidenced by a signed written agreement.

12.8 DELEGATION OF DUTIES. The Administrator shall have the power, to the extent permitted by law, to delegate the performance-of such Fiduciary and non-Fiduciary duties, responsibilities and functions as the Administrator shall deem advisable for the proper management and administration of the Plan in the best interests of the Participants and their Beneficiaries.

12.9 INDEMNITY OF ADMINISTRATIVE COMMITTEE. The Employer shall indemnify and hold harmless each member of the Administrative Committee against any claim, cost, expense (including attorneys' fees), judgment or liability (including any sum paid in settlement of a claim with the approval of the Plan Sponsor) arising out of any act or omission to act as a member of the Administrative Committee appointed under the Plan, except in the case of willful misconduct.




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







                                    ARTICLE XIII
                                PARTICIPANTS' RIGHTS


13.1 GENERAL RIGHTS OF PARTICIPANTS AND BENEFICIARIES. The Plan is established and the Trust assets are held for the exclusive purpose of providing benefits for such employees and their Beneficiaries as have qualified to participate under the terms of the Plan.

13.2 FILING A CLAIM FOR BENEFITS. A Participant or Beneficiary or the Employer acting in his behalf, shall notify the Administrator of a claim of benefits under the Plan. Such request shall be in writing to the Administrator and shall set forth the basis of such claim and shall authorize the Administrator to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the Participant or Beneficiary may be entitled under the terms of the Plan.

        A decision by the Administrator shall be made promptly and not later than 90 days after the Administrator's receipt of the claim of benefits under the Plan, unless special circumstances require an extension of the time for processing, in which case a decision shall be rendered as soon as possible, but not later than 180 days after the initial receipt of the claim of benefits.

13.3 DENIAL OF CLAIM. Whenever a claim for benefits by any Participant or Beneficiary has been denied it, a Plan Administrator, a written notice, prepared in a manner calculated to be understood by the Participant, must be provided, setting forth (1) the specific reasons for the denial; (2) the specific reference to pertinent Plan provisions on which the denial is based; (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (4) an explanation of the Plan's claim review procedure.

13.4    REMEDIES AVAILABLE TO PARTICIPANTS.  A Participant or Beneficiary may
        (1) request a review by a Named Fiduciary, other than the Administrator, upon written application to the Plan; (2) review pertinent Plan documents; and (3) submit issues and comments in writing to a Named Fiduciary. A Participant or Beneficiary shall have 60 days after receipt by the claimant of written notification of a denial of a claim to request review of a denied claim.

        A decision by a Named Fiduciary shall be made promptly and not later than 60 days after the Named Fiduciary's receipt of a request for review, unless special circumstances require an extension of the time for processing in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review by a Named Fiduciary shall be in writing and shall include specific reasons for the decision, written in a manner calculated


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







        to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.
        A Participant or Beneficiary shall be entitled, either in his own name or in conjunction with any other interested parties, to bring such actions in law or equity or to undertake such administrative actions or to seek such relief as may be necessary or appropriate to compel the disclosure of any required information, to enforce or protect his rights, to recover present benefits due to him or to clarify his rights to future benefits under the Plan.

13.5 LIMITATION OF RIGHTS. Participation hereunder shall not grant any Participant the right to be retained in the Service of the Employer or any other rights or interest in the Plan or Trust fund other than those specifically herein set forth.

13.6 PARTICIPANT CONTRIBUTIONS. Each Participant, regardless of his length of Service with the Employer, shall be fully vested (100%) at all times in any portion of his Participant's Account attributable to the following:

        * Employee Contributions

        * Participant Contributions

        * Rollover Contributions.

13.7 MERGERS OR TRANSFERS. in the case of any merger or consolidation with or transfer of assets or liabilities to any other qualified plan after September 2, 1974, the following conditions must be met:

        (A) The sum of the account balances in each plan shall equal the fair market value (determined as of the date of the merger or transfer as if the plans had then terminated) of the entire plan assets.

        (B) The assets of each plan shall be combined to form the assets of the plan as merged (or transferred).

        (C) Immediately after the merger (or transfer), each Participant in the plan merged (or transferred) shall have an account balance equal to the sum of the account balances the Participant had in the plans immediately prior to the merger (or transfer).

        (D) Immediately after the merger (or transfer) each Participant in the plan merged (or transferred) shall be entitled to the same optional benefit forms was entitled to immediately prior to the merger (or transfer).

        In the case of any merger or consolidation with or transfer of assets or liabilities to any defined benefit plan after September 2, 1974, one of the plans before such merger, consolidation, or transfer shall be converted into the other type of plan and


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







        either the rules described above, applicable to the merger of two defined contribution plans, or the rules applicable to the merger of two defined benefit plans, as appropriate, shall be applied.

13.8 PARTICIPANT'S ACCOUNT AND VALUATION. A. Participant's Account shall be maintained on behalf of each Participant until such account is distributed in accordance with the terms of this Plan. As of the last day of each calendar month, each Participant's Account shall be adjusted for any earnings, gains, losses, contributions, withdrawals, loans, and expenses, attributable to such Plan Year, in order to obtain a new valuation of the Participant's Account.

        The Trustee with respect to Company Stock previously credited to a Participant's Account shall be credited to that account upon receipt by the Trustee. As of each valuation date prescribed above, the portion of each Participant's Account invested in Company Stock shall be credited with its proportionate share of the Company Stock (including fractional shares) purchased for the Trust during the valuation period then ended and charged with its proportionate share of the average cost of such Company Stock. The Trustee shall not be required to allocate or designate particular certificates for Company Stock to the respective Accounts but shall hold the certificates for all Company Stock in trust for the appropriate Accounts in proportion to their respective interests. in order to facilitate distributions from the Plan, the Administrator in its discretion may direct the Trustee at the end of any valuation period to purchase from or sell to any Account, at a price equal to the average cost of Company Stock purchased by the Trust during the valuation period then ended, such Company Stock or fractional shares thereof as may be necessary to make distributions. All Company Stock held in trust for the Plan shall be voted by the Trustee only when and as directed by the Administrative Committee.

13.9 INVESTMENT OF CONTRIBUTIONS. Each Participant shall have the exclusive authority to direct the investment of the following:

        *     Elective Deferral Contributions

        *     Employee Contributions

        *     Rollover Contributions

        * Cash dividends received by the Trustee after the Effective Date with respect to Company Stock attributable to the investment of Elective Deferral Contributions, Employee Contributions, Participant Contributions and Rollover Contributions made to the Plan as of a date prior to the Effective Date.

        The Participant shall elect, by written notice to the Plan Administrator, to have a specified percentage invested in one or more investment fund(s) designated by the Administrative Committee, as long as the designated percentage for each fund is


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






        a whole number, and the sum of the percentages allocated is equal to 100%. Such Investment Fund(s) shall not include Company Stock.

        Four times during a Plan Year, on January 1, April 1, July 1 and October 1, and on August 1, 1992, the Participant may change the amount of the contributions pursuant to the above paragraph to be invested in a particular investment fund, subject to the rules of the investment funds in which the Participant's Account is invested or is to be invested.

        The Plan Administrator shall provide each Participant with a form which the Participant may use to select among the investment funds designated by the Administrative Committee.

        All Employer Contributions allocated to Participants' Accounts (other than Elective Deferral Contributions) for Plan Years ending before January 1, 1993 and all cash dividends and other amounts attributable to such contributions shall be used by the Trustee as soon as practicable to purchase Company Stock from the Plan Sponsor at fair market value or in the open market. The preceding sentence to the contrary notwithstanding, unless the Board of Directors directs otherwise, (i) no Employer Contributions for Plan Years commencing after December 31, 1992 and no cash dividends or other amounts attributable to Employer Contributions and paid after December 31, 1992 shall be invested in Company Stock, and (ii) all such contributions, dividends and other amounts may be in-,rested by the Trustee in short term investments.

13.10 TRANSFERS BETWEEN INVESTMENT FUNDS. A Participant may designate the amount of the contributions pursuant to Section 13.9 above to be transferred between the investment funds designated by he Administrative Committee four times during the Plan Year, on January 1, April 1, July I and October 1, and on August 1, 1992. However, any Company Stock allocated to a Participant's Account shall not be subject to transfer to an investment fund.

Notwithstanding the above, the transfer of amounts between investment funds shall be subject to the rules of the investment funds in which the Participant's Account is invested or is to be invested.




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







                                     ARTICLE XIV
                        AMENDMENT OR TERMINATION OF THE PLAN


14.1 AMENDMENT OF PLAN. The Plan Sponsor shall have the right from time to time to modify or amend, in whole or in part, any or all provisions of the Plan, provided that a Board of Directors, resolution pursuant to such modification or amendment shall first be adopted and provided further that the modification or amendment is signed by the Plan Sponsor and the Trustee. Upon any such modification or amendment the Administrator and the Trustee shall be furnished a copy thereof. No amendment shall deprive any Participant or Beneficiary of any Vested Interest hereunder. Any Participant having not less than three Years of Service shall be permitted to elect, in writing, to have his Vesting Percentage computed under the Plan without regard to such amendment.

        The period during which the election must be made by the Participant shall begin no later than the date the Plan Amendment is adopted and end no later than after the latest of the following dates:

        (A) The date which is 60 days after the day the amendment is adopted; or

        (B) The date which is 60 days after the day the amendment becomes effective; or

        (C) The date which is 60 days after the day the Participant is issued written notice of the amendment by the Employer or Administrator.

        Such written election by a Participant shall be made to the Administrator.

        No amendment to the Plan shall decrease a Participant's Account balance or eliminate an optional form of distribution. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced T:C) the extent permitted under internal Revenue Code section 412(c)(8). Furthermore, no amendment to the Plan shall have he effect of decreasing a Participant's Vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.

14.2 CONDITIONS OF AMENDMENT. The Plan Sponsor shall not make any amendment which would cause the Plan to lose its status as a qualified plan within the meaning of section 401(a) of the Code.

14.3 TERMINATION OF THE PLAN. The Plan Sponsor intends to continue the Plan indefinitely for the benefit of its Employees, but reserves the right to terminate the Plan at any time by resolution of its Board of Directors. Upon such termination,


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







        the liability of the Employer to make contributions hereunder shall terminate.

14.4 FULL VESTING. Upon the termination or partial termination of the Plan, or upon complete discontinuance of Employer contributions, the rights of all affected Participants in and to the amounts credited to each such Participant's Account shall be 10()% vested and nonforfeitable.

14.5 DISTRIBUTIONS UPON PLAN TERMINATION. If this Plan is terminated and the Employer does not maintain or establish another defined contribution plan, pursuant to Code section 401 (k) (10) (A) (i), each Participant shall receive a total distribution, in the form of a lump-sum distribution as defined in Code section 401 (k) (10) (B) (ii) , of his Participant's Account in, accordance with the terms and conditions of Article VI.

        However, if this Plan is terminated and the Employer does maintain or establish another defined contribution plan as discussed in the above paragraph, or if the Plan is only partially terminated, each Participant shall receive a total distribution of his Participant's Account, excluding any amounts attributable to Elective Deferral Contributions and contributions made by the Employer designated as 401(k) contributions in accordance with the terms and conditions of
        Article VI. In such a situation, any amounts in a Participant's Account attributable to Elective Deferral Contributions and contributions made by the Employer designated as 401(k) contributions may be distributed only upon the occurrence of an event described in
        Article VI.

        No Participant consent will be required for a distribution where no successor plan exists. However, if the Employer does maintain a successor plan, Participant consent is required for a distribution exceeding $3,500. The Participant's Account will be transferred to such successor plan if the required consents are not received.

14.6 APPLICATION OF FORFEITURES. Upon the termination of the Plan, any Forfeitures which have not been applied as of such termination to reduce the contribution made by the Employer shall be credited on a pro rata basis to the Participant's Account of the then Active Participants in the same manner as the last contribution made by the Employer under the Plan.

14.7 SUBSEQUENT UNFAVORABLE DETERMINATION. if the Plan Sponsor is notified subsequent to initial favorable qualification that the Plan is no longer qualified within the meaning of section 401(a) of the internal Revenue Code, or that the Trust is no longer entitled to exemption under the provisions of section 501 (a), and if the Plan Sponsor shall fail within a reasonable time to make any necessary changes in order that the Plan and/or Trust shall so qualify, the Participants' Accounts shall be fully vested and nonforfeitable and shall be disposed of as if the Plan had terminated, in the manner set forth in this Article XIV.

                                     ARTICLE XV
                                    MISCELLANEOUS


15.1 NON-REVERSION. This Plan has been established by the Employer for the exclusive benefit of the Participants and their Beneficiaries. Except as otherwise provided in Sections 15.7 and 15.8, under no circumstances shall any funds contributed hereunder, at any time, revert to or be used by the Employer, nor shall any such funds or assets of any kind be used other than for the benefit of the Participants or their Beneficiaries.

15.2 GENDER AND NUMBER. When necessary to the meaning hereof, and except when otherwise indicated by the context, either the masculine or the neuter pronoun shall be deemed to include the masculine, the feminine, and the neuter, and the singular shall be deemed to include the plural.

15.3 REFERENCE TO THE CODE AND ERISA. Any reference to any section of the Internal Revenue Code, ERISA or to any other statute or law shall be deemed to include any successor law of similar import.

15.4 GOVERNING LAW. The Plan and Trust shall be governed and construed in accordance with the laws of the State of Texas except where superseded by law.

15.5 COMPLIANCE WITH THE CODE AND ERISA. This Plan is intended to comply with all requirements for qualification under the internal Revenue Code and ERISA, and if any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan being so qualified. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Plan shall be construed and enforced as if such provision had not been included.

15.6 ON-ALIENATION. It is a condition of the Plan, and all rights of each Participant shall be subject thereto, that no right or interest of any Participant in the Plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but without limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no right or interest of any Participant in the Plan shall be liable for or subject to any obligation or liability of such Participant. The preceding sentence shall not preclude :he enforcement of a federal tax levy made pursuant to section 6331 of the Code or the collection by the United States on a judgement resulting from an unpaid tax assessment.

15.7    CONTRIBUTION RECAPTURE.   Notwithstanding any other provisions of this
        Plan, (1) in the case of a contribution which is made by an Employer by a mistake of fact, Section 15.1 shall not prohibit the return of such contribution to the Employer within one year


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







        after the payment of the contribution, and (2) if a contribution is conditioned upon the deductibility of the contribution under section 404 of the Code, then, to the extent the deduction is disallowed,
        Section 15.1 shall not prohibit the return to the Employer of such contribution (to the extent disallowed) within one year after the disallowance of the deduction. The amount which may be returned to the Employer is the excess of (1) the amount contributed over
        (2) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the individual account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken amount not been contributed, then the amount to be returned to the Employer would have to be limited so as to avoid such reduction.

15.8 QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding any other provisions of this Plan, the Participant's Account may be segregated and distributed pursuant to a Qualified Domestic Relations order within the meaning of Code section 414 (p). The Plan Administrator shall establish procedures for determining if a Domestic Relations Order is qualified within the meaning of section 414(p).






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







                                     ARTICLE XVI
                                TOP HEAVY PROVISIONS



16.1 DEFINITIONS. The following definitions are atypical terms used only in this Article XVI.


        (A)   Compensation.  The term Compensation, whenever used in this
              Article XVI, means Compensation as defined in Article V of the Plan, but includes the amount of any elective contributions made by the Employer on the Employee's behalf to a cafeteria plan established in accordance with the provisions of Code section 125, a qualified cash or deferred arrangement in accordance with the provisions of Code section 402(a)(8) , a simplified employee pension plan in accordance with the provisions of Code section 402(h), or a tax sheltered annuity plan maintained in accordance with the provisions of Code section 403(b).

        (B) Key Employee. The term Key Employee means any Employee or former Employee (including deceased Employees) of the Employer who at any time during the Plan Year or the four preceding Plan Years was:

              (1) An officer of the Employer, but in no event if there are more than 500 Employees, shall more than 50 Employees be considered Key Employees. If there are less than 500 Employees, in no event shall the greater of three Employees or 10% of all Employees, be taken into account under this Subsection as Key Employees. The number of officers is limited by the terms of the preceding sentence, the Employees with the highest Compensation will be considered to be officers.

                    In no event shall an officer whose annual Compensation is less than 50% of the dollar limitation in effect under Code section 415(b)(1)(A) as adjusted from time to time, be a Key Employee for any such Plan Year.

                    In making a determination under this Subsection, Employees who have not completed six months of Service by the end of the applicable Plan Year, Employees who normally work less than 17-1/2 hours per week, Employees who normally work less than six months during a year, Employees who have not attained 21, and nonresident aliens who receive no earned income from U.S. sources, shall be excluded.

                    Also excluded under the above paragraph are Employees who are covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement. Such Employees will be excluded only if retirement benefits were the subject of good faith bargaining, 90% of the Employees of the Employer are covered by the agreement, and the Plan covers only Employees who are not covered by the agreement.



              (2) One of the 10 Employees who has annual Compensation greater than the amount in effect under Code section 415(c)(1)(A) and who owns (or is considered to own within the meaning of Code section 318, as modified by Code section 416(i)(1)(B)(iii)) both more than 1/2% interest and the largest interest in the Employer. If two or more Employees own equal interests in the Employer, the ranking of ownership share will be in descending order of such Employees' Compensation. if the Employer is other than a corporation, the term "interest" as used herein shall refer to capital or profits interest.

              (3) An Employee who owns (or is considered no own within the meaning of Code section 318, as modified by Code section 416(i)(1)(B)(iii)) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer. If the Employer is other than a corporation, an Employee who owns, or is considered to own, more than 5% of the capital or profits interest in the Employer. The determination of 5% ownership shall be made separately for each member of a controlled group of corporations (as defined in Code section 414(b)), or of a group of trades or businesses (whether or not incorporated) that are under common control (as defined in Code section 414(c)), or of an affiliated service group (as defined in Code section 414(m)).

              (4) An Employee who owns (or is considered to own within the meaning of Code section 318, as modified by Code section 416 (i) (1) (B) (iii) ) more than 1% of the outstanding stock of the Employer or stock possessing more than 1% of the total combined voting power of all stock of the Employer, and whose annual Compensation is more than $150,000. If the Employer is other than a corporation, an Employee who owns, or is considered to own, more than 1% of the capital or profits interest in the Employer, and whose annual Compensation is more than $150,000.

              For the purposes of paragraphs (2), (3) and (4) above, if an Employee's ownership interest changes during a given Plan Year, his ownership interest for that Plan Year is the largest interest owned at any time during the Plan Year.

              The Beneficiary of any deceased Employee who was a Key Employee shall be considered a Key Employee for the same period as the deceased Employee would have been so considered.

        (C) Non-Key Employee. The term Non-Key Employee means any Employee or former Employee of the Employer who is not a Key Employee. The Beneficiary of any deceased Employee who is a Non-Key Employee shall be considered a Non-Key Employee for the same period as the deceased Employee would have been so considered.

        (D) Determination Date. The term Determination Date means, with respect to a Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year of a plan, the last day of the first Plan Year.

        (E) Valuation Date. The term Valuation Date means, with respect to a Plan Year, the last day of the preceding Plan Year and is the date on which Account Balances are valued for the purpose of determining the Plan's Top Heavy status.

        (F) Account Balance. The term Account Balance means the value of the Participant's Account standing to the credit of a Participant, a former Participant, or the Beneficiary of a former Participant, as the case may be, as of the Valuation Date. Such Account Balance shall include any contributions due as of the Determination Date and all distributions made to the Participant (or former Participant or Beneficiary, as the case may be) during the Plan Year or the preceding four Plan Years, except for distributions of Related Rollovers. However, the Account Balance shall not include any deductible Employee Contributions made pursuant to Code section 219 or Unrelated Rollovers made to the Plan after December 31, 1983.

              A Related Rollover is a Rollover Contribution or Transfer that either was not initiated by the Employee or was made to a plan maintained by the same Employer.

              An Unrelated Rollover is a Rollover Contribution or Transfer that was initiated by the Employee and was made from a plan maintained by one employer to a plan maintained by another employer.

              For purposes of this Subsection (F), the term Employer shall include all employers that are required to be aggregated in accordance with Code sections 414(b), (c) or (m).

        (G) Required Aggregation Group. The term Required Aggregation Group means all of the plans of the Employer which cover a Key Employee, including any such plan maintained by the Employer pursuant to the terms of a collective bargaining agreement, and each other plan of the Employer which enables any plan in which a Key Employee participates to satisfy the requirements of Code sections 401(a)(4) or 410.

        (H) Permissive Aggregation Group. The term Permissive Aggregation Group means all of the plans of the Employer which are included in the Required Aggregation Group plus


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              any plans of the Employer which provide comparable benefits to the benefits provided by the Plans in the Required Aggregation Group and are not included in the Required Aggregation Group, but which satisfy the requirements of Code sections 401(a)(4) and 410 when considered together with the Required Aggregation Group, including any plan maintained by the Employer pursuant to a collective bargaining agreement which does not include a Key Employee.

        (I) Top Heavy Plan. The Plan is Top Heavy if it meets the requirements of Section 16.2.

        (J) Super Top Heavy Plan. The Plan is Super Top Heavy if it meets the requirements of Section 16.3.

        (K) Terminated Plan. A plan shall be considered to be a Terminated Plan if it:

              (1)   has been formally terminated;

              (2) has ceased crediting service for benefit accruals and vesting; or

              (3) has been or is distributing all plan assets to Participants (or Beneficiaries) as soon as administratively possible.

              With the exception of the Minimum Employer Contribution Requirements and the Minimum, Vesting Requirements, the Top Heavy provisions of this Article XVI will apply to any Terminated Plan which was maintained at any time during the five years ending on the Determination Daze.

        (L) Frozen Plan. A plan shall be considered to be a Frozen Plan if all benefit accruals have ceased but all assets have not been
              distributed to Participants or Beneficiaries.         The Top
              Heavy provisions of this Article XVI will apply to any such Frozen Plan.


16.2 TOP HEAVY PLAN STATUS. This Plan shall be determined to be Top Heavy if, as of the Determination Date, the aggregate. of the Account Balances of Key Employees exceeds 60% of the aggregate of the Account Balances of all Employees covered by the Plan. The determination of whether the Plan is Top Heavy shall be made after aggregating all plans in the Required Aggregation Group, and after aggregating any other plans which are in the Permissive Aggregation Group, if such permissive aggregation thereby eliminates the Top Heavy status of any plan within such Required Aggregation Group.

        In determining whether this Plan is Top Heavy, the Account Balance of a former Key Employee to is now a Non-Key Employee will be disregarded. Likewise, for Plan Years beginning after December 31, 1984, the Account Balance of any Employee who has


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        not performed an Hour of Service during the five-year period ending on the Determination Date will be excluded.

16.3 SUPER TOP HEAVY PLAN STATUS. This Plan shall be determined to be Super Top Heavy if, as of the Determination Date, the Plan would meet the test specified in Section 16.2 above, if 90% were substituted for 60% in each place where it appears. The Plan may be permissively aggregated in order to avoid being Super Top Heavy.

16.4 TOP HEAVY-REQUIREMENTS. Notwithstanding anything in the Plan to the contrary, if the Plan is Top Heavy with respect to any Plan Year beginning after December 31, 1983, then the Plan shall meet the following requirements for such Plan Year:

        (A) Compensation Limit. The annual Compensation of each Participant taken into account under the Plan shall not exceed $200,000; however, such dollar limitation shall be adjusted to take into account any adjustments made by the Secretary of the Treasury or his delegate pursuant to Code section 416(d)(2).

        (B) Minimum Employer Contribution Requirements. A Minimum Employer Contribution of 3% of each Eligible Employee's Compensation will be made on behalf of each Eligible Employee in the Plan.

        If the actual Employer Contribution made or required to be made for Key Employees is less than 3%, the Minimum Employer Contribution required hereunder shall not exceed the percentage contribution made for the Key Employee for whom the percentage of Employer Contributions and Forfeitures relative to the first $200,000 of Compensation is the highest for the Plan Year after taking into account contributions or benefits under ocher qualified plans in the Plan's Required Aggregation Group.

        However, if a Participant in this Plan is also a participant in a defined benefit plan maintained by the Employer, such Participant shall receive the Top Heavy minimum benefit under the defined benefit plan in lieu of the Minimum Employer Contribution described herein. Such minimum benefit will be equal to the Participant's average yearly Compensation during his five highest-paid consecutive years, multiplied by the lesser of 2% per Year of Service or 20%. Compensation periods and Years of Service to be taken into account in the calculation of this benefit shall be subject to any limitations set forth in the defined benefit plan.

        For any Limitation Year in which this Plan is Top Heavy but not Super Top Heavy, the Minimum Employer Contribution shall be increased to 4% of each Eligible Employee's Compensation in order to preserve the use of the factor 1.25 in the denominators of the fractions described in
        Section 5.4(B)(1) and Section 5.4(D)(1). A Participant who receives the Top Heavy minimum benefit in lieu of the Minimum Employer Contribution shall receive an increased


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        minimum benefit equal to the Participant's average yearly Compensation during his 5 highest-paid consecutive years, multiplied by the lesser of 3% per Year of Service or 20% plus 1 percentage point (to a maximum of 10 percentage points) for each year that this Plan is maintained. Compensation periods and Years of Service to be taken into account in the calculation of this increased minimum benefit shall be subject to any limitations set forth in the defined benefit plan.

        For any Limitation Year in which this Plan is Super Top Heavy, the factor of 1.25 in the denominators of the fractions described in Sections 5.4(B)(1) and 5.4(D)(1) shall be reduced to 1.0. The Minimum Employer Contribution payable in such years shall be 3% of each Eligible. Employee's Compensation and the defined benefit Top Heavy minimum benefit shall be average Compensation multiplied by the lesser of 2% per Year of Service or 20%.

        Eligible Employees are all Non-Key Employees who are Participants in the Plan as of the last day of the Plan Year regardless of whether they had completed 1,000 Hours of Service during the Plan Year. Also included are Non-Key Employees who would have been Participants as of the last day of the Plan Year except:

        * The Employee's Compensation was below a required minimum level & semi or

        * The Employee chose not to make Elective Deferral Contributions when he was eligible to do so.

        Elective Deferral Contributions and Matching Contributions made for Key Employees shall be taken into account as Employer Contributions allocated to such Key Employees when determining whether a lower Minimum Employer Contribution is permissible for purposes of this section. However, Elective Deferral Contributions made by Non-Key Employees shall not be used towards satisfying the Minimum Employer Contribution required to be allocated to Non-Key Employees pursuant to this section.

        Matching Contributions made on behalf of Non-Key Employees may, at the option of the Employer, be used to satisfy the Minimum Employer Contribution requirement. However, for Plan Years beginning after December 31, 1988, to the extent that Matching Contributions are used for this purpose, they shall not be used to satisfy the Actual Contribution Percentage Test.

        (C) Minimum Vesting Requirements. The vesting provisions set forth in the definition of Vesting Percentage in Article I shall continue to apply whether or not the Plan is a Top Heavy Plan. Such vesting provisions satisfy the requirements of section 416(b) of the Code, as applicable to Top Heavy Plans.




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                                    ARTICLE XVII
                                   TRUST AGREEMENT



17.1 TRUST AND TRUSTEE. All of the contributions paid to the Trustee pursuant to the Plan, together with the income therefrom and the increments thereof, shall be held in trust by the Trustee under the terms and provisions of the separate trust agreement executed December 30, 1985, and as amended from time to time thereafter, between the Trustee and the Employer, a copy of which is incorporated herein by this reference for all purposes, establishing a Trust fund known as the Endevco, Inc. Employee Savings Trust for the exclusive benefit of the Participants and their Beneficiaries in accordance with the Plan.







        IN WITNESS WHEREOF, this amendment and restatement of the Plan has been executed this ________________day of ______________ 1994, to be effective as of July 1, 1991.



        Endevco, Inc.


        By:___________________________________________________


        Title:________________________________________________


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